AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 21, 2003
                                                         =======

                               SECURITIES ACT FILE NO. 333-104569
                                                           ======
                              INVESTMENT COMPANY ACT FILE NO. 811-21331
                                                                  =====

=====================================================================

                 U.S. SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                            ----------------
                                FORM N-2

                        REGISTRATION STATEMENT UNDER

                         THE SECURITIES ACT OF 1933            [ ]
                                                                ==
                       PRE-EFFECTIVE AMENDMENT NO. 1           [X]
                                                    =           =
                       POST-EFFECTIVE AMENDMENT NO. __         [ ]

                                   AND/OR
                        REGISTRATION STATEMENT UNDER

                     THE INVESTMENT COMPANY ACT OF 1940        [ ]
                                                               ==
                              AMENDMENT NO. 1                  [X]
                                             =                  =

                      (Check Appropriate Box or Boxes)
                              ----------------



                          EVERGREEN MANAGED INCOME FUND
                                    ========
               (Exact Name of Registrant As Specified in Charter )


                               200 BERKELEY STREET
                              BOSTON, MA 02116-5034
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (617) 210-3200
                                ----------------
                          THE CORPORATION TRUST COMPANY
                               1209 ORANGE STREET
                              WILMINGTON, DE 19801
                     (Name and Address of Agent for Service)
                                ----------------
                                 With copies to:


                    DAVID C. MAHAFFEY                LEONARD B. MACKEY, JR.

                SULLIVAN & WORCESTER LLP             CLIFFORD CHANCE US LLP
                                                     ======================
                  1666 K STREET, N.W.                    200 PARK AVENUE
                 WASHINGTON, D.C. 20006             NEW YORK, NEW YORK 10166


                             ----------------





                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the offering is         [ ]

   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=====================================================================


     TITLE OF SECURITIES             AMOUNT BEING                 PROPOSED                    PROPOSED                  AMOUNT OF
       BEING REGISTERED               REGISTERED           MAXIMUM OFFERING PRICE              MAXIMUM                REGISTRATION
                                                               PER SHARE (1)                  AGGREGATE                    FEE
                                                                                         OFFERING PRICE (1)

 Common Shares (no par value)

          .............                  2,000,000 shares               $20.00                   $40,000,000               $3,236(2)
                                                                         ======                    ===========                 =====



=====================================================================
     (1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.


     (2) $2,427 of this amount was previously paid in connection with the registration of 2,000,000 shares of the total amount of shares to be registered at a maximum offering price per share of $15.00 as filed on April 16, 2003. The remainder, which represents the difference in the fee for the registration of 2,000,000 shares of the total shares to be registered at a proposed maximum offering price of $20.00 per share, was transmitted prior to this filing to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, Pennsylvania.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

     Information to be included in Part B is set forth in Part B to this Registration Statement.

     Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

     The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                 Subject to Completion
                           Preliminary Prospectus dated May 21, 2003

PROSPECTUS                                              [Evergreen Logo]


                                     Shares

                         Evergreen Managed Income Fund

                                  Common Shares

                                $20.00 per share

                                 --------------


          Investment Objective. Evergreen Managed Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

          Portfolio Contents. The Fund allocates its assets among three separate investment strategies. Under normal market conditions, the Fund allocates approximately 50% of its total assets to an investment strategy that focuses primarily on below investment grade (high yield) U.S. debt securities, loans and preferred stocks; approximately 25% of its total assets to an investment strategy that focuses primarily on foreign debt securities including obligations of foreign governments or governmental entities, foreign corporations or supranational agencies denominated in various currencies; and approximately 25% of its total assets to an investment strategy that focuses primarily on securities that have interest rates that re-set at periodic intervals including mortgage-backed securities, asset-backed securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          The Fund's investment adviser reserves the discretion based upon market conditions to reallocate these weightings in order for the Fund to seek to maintain a yield that exceeds the then-current yield of ten-year Treasury notes and also for the Fund as a whole to seek to maintain a weighted average credit quality of investment grade (based on current market conditions, the anticipated average credit quality of the Fund's portfolio on the date the Fund first becomes fully invested will be at least BBB). The U.S. high yield debt securities portion of the Fund's portfolio is expected to be invested in high yield debt securities that are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or are unrated securities of comparable quality as determined by the Fund's investment adviser. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The foreign debt securities portion of the Fund's portfolio is expected to be invested in at least three countries or supranational agencies. The weighted average credit quality of this portion of the Fund will be investment grade. Up to 30% of the Fund's total assets may be allocated to the foreign debt securities portion of the Fund's portfolio. The adjustable rate securities portion of the Fund's portfolio is expected to be typically invested in adjustable rate mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. The weighted average credit quality of this portion of the Fund's portfolio is expected to be AAA/Aaa.


          An investment in the Fund involves a high degree of risk and is not appropriate for all investors. There can be no assurance that the Fund will achieve its investment objective.






          Investing in the Fund's common shares involves risks that are described in the "Risk Factors" section beginning on page 36 of this prospectus.


                                                  --------------

                                                                                 Per Share        Total
                                                                                   -----           ---


     Public offering price...................................................     $20.00          $
                                                                                    =====
     Sales load..............................................................       $ .90         $
                                                                                      ===
     Estimated offering expenses(1)..........................................       $ .04         $
                                                                                      ===
     Proceeds to the Fund....................................................     $ 19.06         $
                                                                                    =====


(1) The aggregate expenses of the offering are estimated to be $ . The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load) exceeds $.04 per common share.


     The underwriters may also purchase up to an additional    common shares
     at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

          Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery on or about         , 2003.



                                      ----------


      Merrill Lynch & Co.                               Wachovia Securities
      A.G. Edwards & Sons, Inc.   Prudential Securities    UBS Warburg
                                  ---------------------
      Advest, Inc.        Janney Montgomery Scott LLC  McDonald Investments Inc.
      Quick & Reilly, Inc.                           Stifel, Nicolaus & Company
                                                          Incorporated
                                      ----------


                       The date of this prospectus is    , 2003.

(continued from previous page)





     No Prior History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund intends to apply for listing on the American Stock Exchange under the symbol " ERC."
          Investment Adviser. Evergreen Investment Management Company, LLC (the "Advisor") is the Fund's investment adviser. First International Advisors, LLC, d/b/a Evergreen International Advisors (the "Sub-Advisor"), is the investment sub-adviser with respect to the portion of the Fund's assets that are invested in foreign debt securities. See "Management of the Fund."
         Leverage. The Fund initially intends to issue preferred shares of beneficial interest representing approximately 33 1/3% of the Fund's capital immediately after their issuance. The Fund may also borrow money from banks or other financial institutions or issue debt securities. This practice is known as leverage. The Fund will not issue preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's total assets immediately after such issuance or borrowing. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets subject to the overall limit on leverage and borrowings). The use of preferred shares or borrowing to leverage the common shares creates risks. Any such preferred shares or borrowings will have seniority over the common shares.
          You should read the prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A Statement of Additional Information, dated , 2003 containing additional information about the Fund, has been filed with the Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 59 of this prospectus, by calling 1-800-730-6001 or by writing to the Fund. You can review and copy documents the Fund has filed at the Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

          The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


Prospectus Summary........................................................................................     5

Summary of Fund Expenses..................................................................................    22

The Fund..................................................................................................    23

Use of Proceeds...........................................................................................    23

Investment Objective and Principal Investment Strategies..................................................    24

Leverage..................................................................................................    33

Risk Factors..............................................................................................    36

Management of the Fund....................................................................................    43

Dividends and Distributions...............................................................................    45

Automatic Dividend Reinvestment Plan......................................................................   46
                                                                                                              =
Closed-End Fund Structure.................................................................................   48
                                                                                                              =
U.S. Federal Income Tax Matters...........................................................................   49
                                                                                                              =
Net Asset Value...........................................................................................   51
                                                                                                              =
Description of Shares.....................................................................................   52
                                                                                                              =
Certain Provisions of the Agreement and Declaration of Trust and By-laws..................................    53
Underwriting..............................................................................................   56
                                                                                                              =
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar........................................   58
                                                                                                              =
Validity of Common Shares.................................................................................   58
                                                                                                              =
Table of Contents for Statement of Additional Information.................................................   59



          You should rely only on the information contained in or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, and the Fund's business, financial condition and prospects may have changed since that date.


          Until , 2003 (the 25th day after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

                                     PROSPECTUS SUMMARY




          This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors."




The Fund..............................   Evergreen Managed Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's principal offices are located at 200 Berkeley Street, Boston,
                                         Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.
The Offering..........................   The Fund is offering                    common shares at an initial
                                         offering price of $20.00 per share. The common shares are being offered by a group of underwriters (the "underwriters") led by Merrill Lynch,
                                         Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Wachovia
                                         Securities, Inc. ("Wachovia Securities"), A.G. Edwards & Sons, Inc. ("A.G. Edwards"),
                                         Prudential Securities Incorporated ("Prudential Securities") and UBS Warburg LLC
                                         ("UBS Warburg"). You must purchase at least 100 common shares ($2,000.00)
                                         in order to participate in the offering. The
                                         Fund has granted the underwriters the right to purchase up to an
                                         additional               common shares at the public offering price,
                                         less the sales load, within 45 days from the date of this prospectus to cover over-allotments. Evergreen Investment Management Company, LLC, the
                                         Fund's investment adviser (the "Advisor"), has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than sales load) exceeds $.04 per common share.


                                         See "Underwriting."
Investment Objective..................   The Fund's investment objective is to seek a high level of current income consistent with limiting its overall exposure to domestic interest rate risk. There can be no assurance that the Fund will achieve its investment objective.
Investment Policies...................   The Fund allocates its assets among three separate investment strategies. Under normal market conditions, the Fund allocates approximately 50% of its total assets to an investment strategy that focuses primarily on below investment grade (high yield) U.S. debt securities, loans and preferred stocks; approximately 25% of its total assets to an investment strategy that focuses primarily on foreign debt securities including obligations of foreign governments or governmental entities, foreign corporations or supranational agencies denominated in various currencies; and approximately 25% of its total assets to an investment strategy that focuses primarily on securities that have interest rates that re-set at periodic intervals including mortgage-backed securities, asset-backed securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S.
                                         government, its agencies or instrumentalities.  The Advisor reserves the discretion based upon market conditions to reallocate these weightings in order for the Fund to seek to maintain a yield that exceeds the then-current yield of ten-year Treasury notes and also for the Fund as a whole to seek to maintain a weighted average credit quality of investment grade  (based on current market conditions, the anticipated average credit quality of the Fund's portfolio on the date the Fund first becomes fully invested will be at least BBB). Based upon current market conditions, the weighted average duration of the Fund's portfolio as a whole will be 3.5 years to
                                         4.5 years at the commencement of the Fund's operations.  Based upon current market conditions, it is expected that the Fund's portfolio as a whole will have an average maturity of 5 to 7 years.

                                         The Fund principally allocates its assets among three separate investment strategies:

                                         o U.S. High Yield Debt Securities.  Under normal market conditions, the
                                         Fund expects to invest approximately 50% of its total assets in an investment strategy that focuses on below investment grade (high yield)
                                         U.S. debt securities, loans and preferred stocks. Under normal market conditions, at least 80% of this portion of the Fund's portfolio will be invested in high yield U.S. debt securities, loans and preferred stocks.

                                         The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.  For purposes of the
                                         Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as
                                         most representative of the security's credit quality. This portion of the
                                         Fund's portfolio targets securities with a minimum rating of single B at the time of purchase and attempts to maintain a weighted average credit quality with respect to the high yield securities of B to BB. The
                                         Advisor anticipates that no more than 10% of this portion of the Fund's assets will be comprised of securities that are rated CCC or lower. The
                                         Fund invests in high yield securities with a broad range of maturities.
                                         The Advisor anticipates that, assuming the issuance of preferred shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance, the weighted average duration of the Fund's high yield U.S. debt securities will be 4.50 to 4.70 years, although there is no guarantee that this range will be obtained.

                                         o Foreign Debt Securities.  Under normal market conditions, the Fund expects to invest approximately 25% of its total assets in an investment strategy that focuses on foreign debt securities including obligations of foreign governments or governmental entities, foreign corporations or supranational agencies denominated in various currencies.  This portion of the Fund is expected to invest in at least three countries or supranational agencies.  This portion of the Fund will not invest in foreign debt securities issued by governments or governmental agencies of emerging market countries and will not invest in debt securities issued by corporations that are domiciled in emerging market countries.  The Advisor considers emerging market countries to be countries that issue long-term sovereign debt in their local currency that is rated as below investment grade.  Up to 10% of the debt securities in which this portion of the Fund invests may be below investment grade (i.e., high yield). The weighted average credit quality of this portion of the Fund is expected to be investment grade.  This portion of the Fund may also enter into foreign currency exchange contracts to, for example, gain exposure to foreign markets in which this portion of the Fund's portfolio is underweighted.  The Fund typically uses currency hedging for risk control.  The Advisor anticipates that, assuming the issuance of preferred shares representing approximately 331/3% of the Fund's capital immediately after their issuance, the weighted average duration of the Fund's foreign debt securities will be 3.50 to 10 years, although there is no guarantee that this range will be obtained.  The Fund currently expects this portion of the Fund's portfolio to maintain a dollar-weighted average maturity of 5 to 14 years. Up to 30% of the
                                         Fund's total assets may be allocated to the foreign debt securities portion of the Fund's portfolio.

                                         o Adjustable Rate Securities.  Under normal market conditions, the Fund expects to invest approximately 25% of its total assets in an investment strategy that focuses on securities that have interest rates that re-set at periodic intervals including mortgage-backed securities, asset-backed securities and CMOs issued or guaranteed by the U.S.
                                         government, its agencies or instrumentalities.  The weighted average credit quality of this portion of the Fund's assets is expected to be
                                         AAA/Aaa.  This portion of the Fund typically will invest in adjustable rate mortgage-backed securities issued or guaranteed by the Government
                                         National Mortgage Association ("GNMA"), the Federal National Mortgage
                                         Association ("FNMA") or the Federal Home Loan Mortgage Corporation
                                         ("FHLMC").  Securities issued by GNMA, but not those issued by FNMA or
                                         FHLMC, are backed by the full faith and credit of the U.S. government.
                                         The Fund may also invest up to    20% of this portion of the Fund's
                                         assets in obligations of the U.S. government, its agencies or instrumentalities, such as the Federal Home Loan Banks, FNMA, GNMA,
                                         FHLMC or the Federal Farm Credit Banks, including obligations that pay fixed or adjustable interest rates. As part of this investment strategy, the Fund may engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. The Fund currently expects this portion of the Fund's portfolio to maintain a weighted average life of 1 to 6 years and a weighted average duration of 0.5 to 1.5 years.

                                         Mortgage-Backed Securities.  The adjustable rate securities portion of the Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMIC")
                                         pass-through certificates, collateralized mortgage obligations ("CMOs")
                                         and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as
                                         CMOs, are adjustable rate and make payments of both principal and interest at a variety of intervals; others are fixed rate and make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities but also may be subject to greater price changes than governmental issues.


                                         Asset-Backed Securities.  Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

                                         The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.

                                         Dollar Roll Transactions.  In dollar roll transactions, the Fund sells a
                                         U.S. agency mortgage-backed security and simultaneously agrees to purchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the
                                         Fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or lower purchase price. The benefits from these transactions depend upon the Advisor's ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

                                         The Fund's Advisor determines the appropriate weightings of each investment strategy and adjusts it periodically.  In making adjustments to the weightings of each strategy, the Advisor uses its analysis of the expected returns for each investment strategy and factors in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions.

                                         In addition to the principal investment strategies discussed above, the
                                         Fund may, at times, invest a portion of its assets in the investment strategies and investment techniques as described below (some of which may be a principal investment strategy for a portion of the Fund as described above).

                                         Convertible Securities.  The Fund's investments in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer. The Fund will not invest more than 10% of its total assets in convertible instruments. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

                                         Corporate Loans.  The Fund may invest a portion of its total assets in loan participations and other claims against a corporate borrower. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower.

                                         Foreign Currency Transactions.  Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

                                         Real Estate Investment Trusts (REITs).  REITs are companies that invest primarily in real estate or real estate related loans. Interests in
                                         REITs are significantly affected by the market for real estate and are dependent upon management's skills and on cash flows.

                                         Derivatives.  The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives.
                                         In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The
                                         Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund's total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:

                                         o As a hedge against adverse changes in securities market prices or interest rates; and
                                         o As a substitute for purchasing or selling securities.
                                         Due to current market conditions, investments that, in the judgment of the Advisor or the Sub-Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is fully invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in typically lower-yielding U.S. government securities or high grade, short-term money market instruments.

Use of Leverage

By the Fund...........................   The Fund initially intends to issue preferred shares of beneficial interest representing approximately 33 1/3% of the Fund's capital immediately after their issuance. The Fund may also borrow money from banks or other financial institutions or issue debt securities. This practice is known as leverage. The Fund may not be leveraged at all times and the amount of borrowing or leverage, if any, may vary depending upon a variety of factors, including the Advisor's outlook for the fixed income market and the costs that the Fund would incur as a result of such leverage. The Fund will not issue preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's total assets immediately after such issuance or borrowing. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets subject to the overall limitation on leverage and borrowings). The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the
                                         Fund's liability is fixed, greater volatility in the Fund's net asset value, fluctuations in the dividend paid by the Fund and the market price of the Fund's common shares and higher expenses. Because the
                                         Advisor's fee is based upon a percentage of the Fund's Total Assets, the
                                         Advisor's fee will be higher if the Fund is leveraged and the Advisor will have an incentive to be more aggressive and leverage the Fund. The
                                         Advisor intends only to leverage the Fund when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the leverage.

Risks.................................   No Operating History.  The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

                                         Credit Risk.  Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news.
                                         Therefore, lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities, which would adversely affect the Fund's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

                                         High Yield Debt Securities.  Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as
                                         "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

                                         o Increased price sensitivity to changing interest rates and to a deteriorating economic environment;

                                         o Greater risk of loss due to default or declining credit quality;

                                         o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments;

                                         o If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time;

                                         o Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity; and

                                         o The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.
                                         In addition to the risks discussed above, debt securities, including high yield securities, are subject to certain risks, including:

                                         Issuer Risk.  The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                         Reinvestment risk.  Reinvestment risk is the risk that income from the
                                         Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

                                         Interest rate risk.  If interest rates go up, the value of debt securities in the Fund's portfolio generally will decline. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value.  Although the Fund's investment objective includes limiting the
                                         Fund's exposure to interest rate risk, there is no guarantee that the
                                         Fund will meet this investment objective.

                                         Prepayment risk.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
                                         This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                                         Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

                                         Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor's and the
                                         Sub-Advisor's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

                                         Mortgage- and Asset-Backed Securities and Structured Securities. Like
                                         other debt securities, changes in interest rates generally affect the value of mortgage-backed securities and other asset-backed securities.
                                         Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.  Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments.  Prepayment of mortgages may expose the Fund to a lower rate of return when it reinvests the principal.  Prepayment risks in mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates.


                                         The Fund may invest in mortgage derivatives and structured securities.
                                         Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


                                         Foreign Securities.  Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region. These risks may include:

                                         o    Less information about non-U.S. issuers or markets may be
                                         available due to less rigorous disclosure or accounting standards or regulatory practices;
                                         o    Many non-U.S. markets are smaller, less liquid and more volatile.
                                         In a changing market, the Advisor or Sub-Advisor may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;
                                         o    Adverse effect of currency exchange rates or controls on the value of the Fund's investments ;
                                         o    The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
                                         o    Economic, political and social developments may adversely affect the securities markets; and
                                         o    Withholding and other non-U.S. taxes may decrease the Fund's return.

                                         There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. Even the markets for relatively widely -traded securities in certain non-U.S. markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S.
                                         Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

                                         Economies and social and political climate in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the
                                         Fund of additional investments in such countries.


                                         Foreign Currency Risks.  The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the
                                         U.S. dollar.


                                         Sovereign Debt.  An investment in debt obligations of non-U.S.
                                         governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars or a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S.
                                         issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain
                                         non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.


                                         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S.
                                         governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


                                         Convertible Securities.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                                         Corporate Loans.  The Fund may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.
                                         If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. Such third party participation arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. The secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

                                         Dollar Roll Transactions. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to purchase may be worth less than the security that the
                                         Fund originally held; and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

                                         Derivatives.  Even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

                                         Counterparty risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the
                                         Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                                         Leverage.  The Fund initially intends to issue preferred shares of beneficial interest representing approximately 33 1/3% of the Fund's capital after their issuance. The Fund may also borrow money from banks or other financial institutions or issue debt securities. The Fund will not issue preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the
                                         Fund's total assets immediately after such issuance or borrowing.
                                         Leverage creates risks which may adversely affect the return for the holders of common shares, including:

                                         o the likelihood of greater volatility of net asset value, market price and dividend rate of the Fund's common shares;
                                         o fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;
                                         o increased operating costs, which may reduce the Fund's total return;
                                         and
                                         o the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

                                         To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

                                         Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund.
                                         These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the
                                         Investment Company Act of 1940, as amended (the "1940 Act").
                                         Market Price of Shares. Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value.
                                         Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

                                         Market Disruption Risk.  The terrorist attacks in the U.S. on September
                                         11, 2001 had a disruptive effect on the securities markets. The war in
                                         Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide.  The
                                         Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.

                                         Inflation Risk.  Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund's preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.

                                         Tax Risk.  The Bush Administration has announced a proposal to eliminate the federal income tax on dividends of income previously taxed at the corporate level. In addition, several alternative proposals regarding the taxation of dividends and capital gains are being considered by
                                         Congress. The availability of tax-free dividends may reduce the value of, and thus the return on, certain securities which are part of the
                                         Fund's investment portfolio.  Moreover, these proposals may be given retroactive effect. This change could reduce the Fund's net asset value and distributions made by the Fund.

                                         Market Discount Risk.  Shares of closed-end funds frequently trade at prices lower than their net asset value. This is commonly referred to as
                                         "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

                                         Liquidity risk.  The Fund does not intend to purchase illiquid securities, which are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. However, the Fund is not required to sell or dispose of any debt security that becomes illiquid subsequent to its purchase. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Advisor or Sub-Advisor believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

                                         Anti-takeover Provisions.  The Fund's Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the
                                         Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.

Investment Advisor

And Investment Sub-Advisor...........    Evergreen Investment Management Company, LLC (previously defined as the Advisor)
                                         and First International Advisors, LLC, d/b/a Evergreen International Advisors
                                         (the "Sub-Advisor"), subject to the supervision of the Advisor, with respect to the foreign debt securities portion of the Fund's portfolio, are responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and policies. With respect to the U.S.
                                         high yield debt securities and adjustable rate securities portions of the Fund's portfolio, the Advisor makes all investment decisions for the
                                         Fund and places purchase and sale orders. Day-to-day management of these portions of the Fund's portfolio is the responsibility of a team of portfolio management professionals from the Advisor's High Yield Bond and Customized Fixed Income teams, respectively. The Advisor has delegated these responsibilities to the Sub-Advisor with respect to the foreign debt securities portion of the Fund's portfolio.

                                         The Advisor has been managing mutual funds and private accounts since
                                         1932 and, as of March 31, 2003, managed over $229 billion in assets, including more than $93 billion in fixed income assets.
                                         As of March 31, 2003, the Sub-Advisor, which is the Advisor's
                                         London-based international bond team, managed approximately $8 billion in assets, which includes one of the Evergreen Funds, and has over 30 years of experience investing in international fixed income securities.  The Advisor and the Sub-Advisor are wholly-owned subsidiaries of Wachovia Corporation.

                                         The Fund pays the Advisor an annual fee for its investment advisory services equal to 0.55% of the Fund's average daily Total Assets. This fee is payable monthly. "Total Assets" means the net assets of the Fund
                                         (plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets).
                                         The Advisor pays an annual fee to the Sub-Advisor for its investment sub-advisory services equal to 0.05% of the Fund's average daily Total
                                         Assets.



Listing...............................   Currently, there is no public market for the Fund's common shares. The
                                         Fund intends to apply for listing on the American Stock Exchange under
                                         "ticker" symbol       ERC.

Custodian and
Transfer Agent........................   State Street Bank and Trust Company will serve as the Fund's custodian,

                                         and EquiServe Trust Company, N.A. will serve as the Fund's transfer agent.
Administrator.........................   The Fund has engaged Evergreen Investment Services, Inc. ("EIS") to provide certain administrative services for the Fund. The Fund will pay the administrator a monthly fee computed at an annual rate of 0.05% of the Fund's average daily Total Assets.



Market Price of
Common Shares.........................   Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies have in the past during some periods traded at prices higher than their net asset value and during other periods traded at prices lower then their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Fund. See "Use of
                                         Proceeds." In addition to net asset value, the market price of the
                                         Fund's common shares may be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand, the Fund's dividends paid (which are in turn affected by expenses), call protection for portfolio securities and interest rate movements. See "Leverage," "Risk Factors" and "Description of Shares." The Fund's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Distributions.........................   The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. While the Fund will attempt to maintain a stable level of distributions, the Fund will still comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  The Fund intends to seek an exemptive order from the Commission that would allow it to distribute capital gains monthly to further allow it to maintain a stable level of distributions to shareholders.  The Fund expects that it will declare initial distributions within approximately 45 days and commence paying dividends within approximately 60 to 90 days from the date of this prospectus. However, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is fully invested in accordance with its investment objective and policies. Pending such investment, the
                                         Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments.

                                         At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income.

                                         Dividend and capital gains distributions generally are reinvested in additional common shares of the Fund. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), you
                                         should contact your broker or nominee to confirm that you are eligible to participate in the Plan.


                                             SUMMARY OF FUND EXPENSES

          The following table shows the Fund's estimated expenses as a percentage of net assets attributable to common shares assuming the use of leverage through the issuance of preferred shares in an amount equal to 33 1/3% of the Fund's capital. Footnote 2 to the table also shows Fund estimated expenses as a percentage of net assets attributable to common shares, but assumes that no preferred shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of preferred shares.)


Shareholder Transaction Expenses:



     Sales Load (as a percentage of offering price).................................     4.50%

     Dividend Reinvestment Plan Fees................................................     None(1)



                                                                            Percentage of net assets
                                                                               attributable to common
                                                                           shares (assuming the issuance
                                                                            of Fund preferred shares)(2)

                                                                             ---------------------------

Annual Expenses:

     Management Fee.................................................................  0.82%
                                                                                      ====
     Other Expenses.................................................................  0.40%(3)
                                                                                      ====

                                                                                        -----

     Total Annual Expenses..........................................................  1.22%(4)
                                                                                      ====

                                                                                        -----


     --------------------------------------------------------------------------
     (1) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

     (2) The table presented in this footnote estimates what the Fund's annual expenses would be stated as a percentage of the Fund's net assets attributable to common shares but, unlike the table above, assumes that no Fund preferred shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of preferred shares. In accordance with these assumptions, the Fund's expenses would be estimated as follows:



                                                                              Percentage of net assets
                                                                               attributable to common
                                                                                shares (assuming no
                                                                               Fund preferred shares
                                                                             are issued or outstanding)
                                                                              ------------------------


     Annual Expenses:

         Management Fee.............................................................    0.55%
                                                                                        ====
         Other Expenses.............................................................    0.22%
                                                                                        ====

                                                                                        -----

         Total Annual Expenses...................................................... 0.77%(4)
                                                                                        ====

                                                                                        -----


     (3) If the Fund offers preferred shares, costs of the offering, estimated to be approximately 1.13% of the total dollar amount of the Fund preferred share offering, will effectively be borne by the shareholders of common shares and result in the reduction of the paid-in capital attributable to the common shares. Assuming the issuance of Fund preferred shares in an amount equal to 33 1/3% of the Fund's capital (after issuance), those offering costs are estimated to be no more than approximately $0.11 per common share (0.56% of the offering price or $1,690,000 based on a $300,000,000 offering). These offering costs are not included among the expenses shown in the table.

     (4) The Fund will bear expenses in connection with the offering in an amount up to $.04 per share. The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $.04 per common share (.20% of the offering price). These offering costs are not included among the expenses shown in the table. If the Fund completes an offering of preferred shares, the Fund will also pay expenses in connection with such offering.

          The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the Fund's common shares. The amount set forth under Other Expenses in each table is based upon estimates for the Fund's first year of operations and assumes that the Fund issues approximately 15,000,000 common shares and, with respect to the first table, issues preferred shares as a means of leverage. If the Fund issues fewer common shares, all other things being equal, these expenses as a percentage of net assets would increase. For additional information with respect to the Fund's expenses, see "Management of the Fund."

          The following example illustrates the expenses that you would pay on a $1,000 investment in common shares (including the sales load of $45, estimated offering expenses of this offering of $2.00 and the estimated offering costs of issuing preferred shares, assuming the Fund issues preferred shares representing 33 1/3% of the Fund's capital (after their issuance) of $5.63) in years one through ten, assuming (1) total net annual expenses of 1.22% of net assets attributable to common shares (assuming the issuance of preferred shares) and (2) a 5% annual return:*






                                                      1 Year        3 Years        5 Years      10 Years
                                                      -------       -------        -------       -------


     Total Expenses Incurred.....................       $65            $90           $117           $194
                                                         ==             ==            ===            ===





     ---------------------------------------------------------------------------
     * The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Other Expenses" set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.





                                      THE FUND




          The Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003, and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.




                                     USE OF PROCEEDS





          The net proceeds of this offering will be approximately $ (or approximately $ assuming the underwriters exercise the over-allotment option in full) after payment of offering costs estimated to be
     approximately  $        and the deduction of the sales load. The Advisor
     has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load) exceeds $.04 per common share.

          The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. However, investments that, in the judgment of the Advisor or the Sub-Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Principal Investment Strategies."





                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES




     Investment Objective

          The Fund's investment objective is to seek a high level of current income consistent with limiting its overall exposure to domestic interest rate risk. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will realize its objective.


     Principal Investment Strategies

     Under normal market conditions, the Fund allocates approximately 50% of its total assets to an investment strategy that focuses primarily on below investment grade (high yield) U.S. debt securities, loans and preferred stocks; approximately 25% of its total assets to an investment strategy that focuses primarily on foreign debt securities including obligations of foreign governments or governmental entities, foreign corporations or supranational agencies denominated in various currencies; and approximately 25% of its total assets to an investment strategy that focuses primarily on securities that have interest rates that re-set at periodic intervals, including mortgage-backed securities, asset-backed securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. government, its agencies or instrumentalities. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The Advisor reserves the discretion based upon market conditions to reallocate these weightings in order for the Fund to seek to maintain a yield that exceeds the then-current yield of ten-year Treasury notes and also for the Fund as a whole to seek to maintain a weighted average credit quality of investment grade (based on current market conditions, the anticipated average credit quality of the Fund's portfolio on the date the Fund first becomes fully invested will be at least BBB). Based upon current market conditions, the weighted average duration of the Fund's portfolio as a whole is expected to be
3.5 years to 4.5 years at the commencement of the Fund's operations. Based upon current market conditions, it is expected that the Fund's portfolio as a whole will have an average maturity of 5 to 7 years.

          An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors."

     The Fund principally allocates its assets among three separate investment strategies:


          o U.S. High Yield Debt Securities. Under normal market conditions, the Fund invests approximately 50% of its total assets in an investment strategy that focuses on below investment grade (high yield) U.S. debt securities, loans and preferred stocks. Under normal market conditions, at least 80% of this portion of the Fund's portfolio will be invested in high yield U.S. debt securities, loans and preferred stocks.

          The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security's credit quality. The Fund's high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. This portion of the Fund's portfolio targets securities with a minimum rating of single B at the time of purchase and attempts to maintain a weighted average credit quality with respect to the high yield securities of B to BB. The Advisor anticipates that no more than 10% of this portion of the Fund's assets will be comprised of securities that are rated CCC or lower. The Fund invests in high yield securities with a broad range of maturities. The Advisor anticipates that, assuming the issuance of preferred shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance, the weighted average duration of the Fund's high yield U.S. debt securities will be 4.50 to 4.70 years, although there is no guarantee that this range will be obtained. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average maturity of the periods until payment is made, with weights proportional to the present value of payment.

          In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated U.S. debt instruments if the Advisor believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.

     o Foreign Debt Securities. Under normal market conditions, the Fund invests approximately 25% of its total assets in an investment strategy that focuses on foreign debt securities including obligations of foreign governments or governmental entities, foreign corporations or supranational agencies denominated in various currencies. This portion of the Fund will invest in at least three countries or supranational agencies. This portion of the Fund will not invest in foreign debt securities issued by governments or governmental agencies of emerging market countries and will not invest in debt securities issued by corporations that are domiciled in emerging market countries. The Advisor considers emerging market countries to be countries that issue long-term sovereign debt in their local currency that is rated as below investment grade. Up to 10% of the debt securities in which this portion of the Fund invests may be below investment grade (i.e., high yield). This portion of the Fund may also enter into foreign currency exchange contracts to, for example, gain exposure to foreign markets in which this portion of the Fund's portfolio is underweighted. The Fund typically uses currency hedging for risk control. The Fund makes its country selection and currency decisions based on its own fundamental research and advanced analytical systems. The Advisor anticipates that, assuming the issuance of preferred shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance, the weighted average duration of the Fund's foreign debt securities will be 3.50 to 10 years, although there is no guarantee that this range will be obtained. The Fund currently expects this portion of the Fund's portfolio to maintain a dollar-weighted average maturity of 5 to 14 years. Up to 30% of the Fund's total assets may be allocated to the foreign debt securities portion of the Fund's portfolio.

          o Adjustable Rate Securities. Under normal market conditions, the Fund invests approximately 25% of its total assets in an investment strategy that focuses on securities that have interest rates that re-set at periodic intervals, including mortgage-backed securities, asset-backed securities and collateralized mortgage obligations (CMOs) issued or guaranteed by the U.S. government, its agencies or instrumentalities. This portion of the Fund typically will invest in adjustable rate mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC. Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. The Fund may also invest up to 20% of this portion of the Fund's assets in obligations of the U.S. government, its agencies or instrumentalities, such as the Federal Home Loan Banks, FNMA, GNMA, FHLMC or the Federal Farm Credit Banks, including obligations that pay fixed or adjustable interest rates. The weighted average credit quality of this portion of the Fund's portfolio is expected to be AAA/Aaa. The Fund currently expects this portion of the Fund's portfolio to maintain a weighted average life of 1 to 6 years and a weighted average duration of
     0.5 to 1.5 years.


          As part of this investment strategy, the Fund may engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.


          Mortgage-Backed Securities. The adjustable rate securities portion of the Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, are adjustable rate and make payments of both principal and interest at a variety of intervals; others are fixed rate and make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities but also may be subject to greater price changes than governmental issues.


          Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

          The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.


          Dollar Roll Transactions. In dollar roll transactions, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to purchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the Fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower purchase price. The benefits from these transactions depend upon the Advisor's ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.




          The Advisor will monitor the weighting of each investment strategy within the Fund's portfolio on an ongoing basis and rebalance the Fund's assets when the Advisor determines that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above in "Investment Objective and Principal Investment Strategies--Principal Investment Strategies." From time to time, the Fund's Advisor may make adjustments to the weighting of each investment strategy. Such adjustments would be based on the Advisor's review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.


     Other Investment Techniques and Strategies


          In addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below. The Statement of Additional Information provides a more detailed discussion of certain of these and other securities and techniques and indicates if the Fund is subject to any limitations with respect to a particular investment strategy. (Please note that some of these strategies may be a principal investment strategy for a portion of the Fund and consequently are also described above under Principal Investment Strategies.)

          Convertible  and Other  Securities.  The  Fund's  investment  in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 10% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.

          Corporate Loans. The Fund may invest a portion of its assets in loan participations and other claims against a corporate borrower. The Fund considers corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities, and includes corporate loans in determining the percentage of its total assets that are invested in high yield debt instruments. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Commission.


          As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by S&P), or may be unrated investments considered by the Advisor to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

          Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

          Foreign Currency Transactions. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

          These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

          Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

          Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

          The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.

          REITs. REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

          U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal National Mortgage Association
     (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (1) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (2) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (3) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, they may be regarded as illiquid (i.e., the Fund cannot easily resell them within seven days at current value).

          Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

          Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

          Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, as a result of an exemptive order received from the Commission, the Fund may invest cash balances in shares of other money market funds advised by the Fund's Advisor or its affiliates in amounts up to 25% of the Fund's total assets.

          The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

          Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash.

          Derivatives. The Fund may, but is not required to, use various derivatives described below to earn income, facilitate portfolio management and mitigate risks. Such derivatives are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


          The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "derivatives." The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund's total assets will be committed to initial margin for derivatives for such purposes.


          Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivatives depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

          A more complete discussion of derivatives and their risks is contained in the Statement of Additional Information.

          Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Advisor reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.


          Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers, or other institutional investors, deemed by the Advisor to be creditworthy (and approved by the Board of Trustees of the Fund) under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.


          As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets.

          Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.


          Due to current market conditions, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is fully invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments.


     Benefits of Investing in the Fund

          Investment  in  the  Fund  offers  the  individual   investor  several
     potential benefits. In managing a portfolio of debt instruments, the Advisor provides professional management which includes the extensive credit analysis needed to invest in high yield bonds, foreign debt securities, adjustable rate securities, corporate loans, convertible securities and preferred shares. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, the Advisor may seek to enhance the yield or capital appreciation of the Fund's common shares by leveraging the Fund's capital structure through the issuance of preferred shares or short-term debt securities or the borrowing of money. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors--Leverage" and "Leverage."

     The Advisor's Investment Approach

          The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research-driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. The Advisor and the Sub-Adviser (with respect to the foreign debt securities portion of the Fund's portfolio) consider both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity and duration for the Fund's portfolio and the credit quality parameters and weighting objectives for sector and industry of each portion of the Fund's portfolio, the Advisor considers a variety of factors that are expected to influence the economic environment and the dynamics of the debt securities market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, monetary policies in the U.S. and overseas and the relative value of the U.S. dollar compared to other currencies. Once the Advisor determines the preferable portfolio characteristics, the Advisor conducts further evaluation to determine capacity and inventory levels in each targeted industry. The Advisor also identifies any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry or country. The Advisor selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Advisor also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.


          The Advisor's analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company's leverage versus industry norms and current and anticipated results of operations. While the Advisor considers as one factor in its credit analysis the ratings assigned by the rating services, the Advisor performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund's ability to achieve its investment objective may depend to a greater extent on the Advisor's own credit analysis than investment companies which invest in higher rated securities.


          Additionally, the portion of the Fund allocated to the adjustable rate securities strategy employs a proprietary investment process emphasizing both macro (top-down) and micro (security specific) analysis. In addition to determining the strategy's appropriate duration, macro analysis determines index and reset mix, fixed/float mix and cap/floor structure within the strategy's investment guidelines. The Advisor's selection of individual mortgage backed securities is determined by the Advisor's assessment of the issuer and servicer, underwriting criteria, product type, geographical diversification, current and historical spread levels, prepayment analysis, projected return on assets, margins, reset mechanisms and other criteria specific to agency pass-throughs. The Advisor's analysis also includes quantitative and qualitative research and modeling designed to evaluate the effects of changing interest rate and prepayment scenarios and their effect on the performance of the security and portfolio.

          To uncover opportunities in international debt securities, the Sub-Advisor conducts extensive research of economic and business conditions across a wide array of sectors and regions. In addition, the Sub-Advisor seeks to reduce risk through careful management of foreign currency exposure.

          In making portfolio decisions, the Advisor and the Sub-Advisor rely on the knowledge, experience and judgment of their staff who have access to a wide variety of research. Each portfolio management team applies a strict sell discipline to its portion of the Fund's portfolio, which is as important as purchase criteria in determining a portfolio holding's performance. The Fund may continue to hold securities that are downgraded after the Fund purchases them and will sell such securities only if, in the Advisor's or the Sub-Advisor's (with respect to the foreign debt securities portion of the Fund) judgment, it is advantageous to sell such securities.





                                    LEVERAGE

          To increase its assets available for investment, the Fund initially intends to issue preferred shares of beneficial interest representing approximately 33 1/3% of the Fund's capital immediately after their issuance. The Fund may also borrow money from banks or financial institutions or issue debt securities. The Fund generally will not issue preferred shares or borrow unless the Advisor expects that the Fund will achieve a greater return on such borrowed funds than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. The Fund will not issue preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's total assets. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets). When the Fund leverages its assets, the fees paid to the Advisor for investment advisory and management services will be higher than if the Fund did not leverage because the Advisor's fees are calculated based on the Fund's total assets including the proceeds of the issuance of preferred shares or any other amounts representing leverage. Consequently, the Fund and the Advisor may have differing interests in determining whether to leverage the Fund's assets. The Board of Trustees will monitor this potential conflict.

          The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because the assets of the Fund (including the assets obtained from leverage) may be invested in higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

     Leverage creates risks which may adversely affect the return for the holders of common shares, including:

          o the likelihood of greater volatility of net asset value and market price of common shares or fluctuations in dividends paid on common shares;

          o fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

          o increased operating costs, which may reduce the Fund's total return; and

          o the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remains fixed.


          To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. The Advisor may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.


          The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to lenders in connection with certain types of borrowing. The Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Advisor otherwise views as favorable.

          Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.


          If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Advisor's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

          Assuming the Fund issues preferred shares with a liquidation preference equal to approximately 33 1/3% of the Fund's total assets and an annual dividend rate of 3.33% of such liquidation preference (which rate is approximately the rate which the Advisor expects the Fund to pay after hedging, based on market rates as of the date of this prospectus), the Fund would need to achieve an annual return on its total assets (net of expenses) of 1.10% in order to cover such dividend payments on the preferred shares. Of course, these numbers are merely estimates, used for illustration. Actual preferred share dividend rates will vary frequently and may be significantly higher or lower than the rate identified above.


          The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to 33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.




     Assumed portfolio return (net of expenses)..........      (10.00)%  (5.00)%    0.00%    5.00%   10.00%
     Corresponding common share return.........             (   16.34)%  ( 9.22)% ( 2.10)%   5.03%   12.15%
                                                                =====     ====      ====     ======  =====


          Until the Fund issues preferred shares or borrows, the Fund's common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term securities in accordance with the Fund's investment objective and policies.




                                     RISK FACTORS




          The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. Because the Fund's investments include high yield securities, an investment in the Fund's common shares may be speculative in that it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

          No Operating History. The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

          Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities, which would adversely affect the Fund's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

          High Yield Debt Securities. Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and to a deteriorating economic environment;

     o Greater risk of loss due to default or declining credit quality;

     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     o If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

          Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. See the Statement of Additional Information for a description of Moody's and S&P's ratings.

          Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a deeper recessionary phase during 2003 or interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

          The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

          As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

          Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

          If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in these securities.


          Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.


          Reinvestment risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

          Leverage. The Fund initially intends to issue preferred shares representing approximately 33 1/3% of the Fund's capital immediately after their issuance. The Fund may also borrow money from banks or other financial institutions or issue debt securities with a liquidation preference or principal amount up to the maximum extent permitted by the 1940 Act. The Fund will not issue preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's total assets immediately after such issuance or borrowing. Leverage creates risks which may adversely affect the return for the holders of common shares, including:


     o the likelihood of greater volatility of net asset value, the market price, or the dividend rate of common shares or fluctuations in the dividend paid to the Fund;


     o fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

     o increased operating costs, which may reduce the Fund's total return; and

     o the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

          To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

          Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

          Because the Advisor's fee is a percentage of the Fund's Total Assets, the Advisor's fee will be higher if the Fund is leveraged and the Advisor will have an incentive to be more aggressive and leverage the Fund.

          Interest Rate and Other Risks. Fixed income securities, including high yield securities, are subject to certain common risks, including:


     o If interest rates go up, the value of debt securities in the Fund's portfolio generally will decline. This is known as interest rate risk.
     Although the Fund's investment objective includes limiting the Fund's exposure to interest rate risk, there is no guarantee that the Fund will meet its investment objective;


     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk;


     o The Advisor's or the Sub-Advisor's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. This is known as management risk; and


     o  The  Fund  will  be  subject  to  credit   risk  with   respect  to  the
     counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. This is known as counterparty risk.


          Mortgage- and Asset-Backed Securities and Structured Securities. Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities and other asset-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment of mortgages may expose the Fund to a lower rate of return when it reinvests the principal. Prepayment risks in mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates.


          The Fund may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


          Foreign Securities. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisor or Sub-Advisor may not be able to sell the Trust's portfolio securities at times, in amounts and at prices it considers reasonable;

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn = or recession;

     o Economic, political and social developments may adversely affect the securities markets; and

    o  Withholding and other non-U.S. taxes may decrease the Fund's return.


          There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. Even the markets for relatively widely traded securities in certain non-U.S. markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such
     markets,   which  may  contribute  to  increased   volatility  and  reduced
     liquidity.

          Economies and social and political climate in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.


          Foreign Currency Risks. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

          Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Fund enters the contract may fail to perform its obligations to the Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

          Sovereign Debt. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars for a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


          Convertible Securities. The Fund may invest up to 10% of its total assets in convertible securities. Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.


          Corporate Loans. The Fund may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.


          Corporate loan obligations are frequently secured by security interests in the assets of the borrower and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. Such third party participations are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. The secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

          Dollar Roll Transactions. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to purchase may be worth less than the security that the Fund originally held; and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


          REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs with underlying assets that are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          REITs may have limited financial resources and their securities may trade less frequently and in a more limited volume than securities of larger companies.


          Market Price of Shares. Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.


          Derivatives. Even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.


          Market Disruption Risk. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.


          Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund's preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.


          Tax Risk. The Bush Administration has announced a proposal to eliminate the federal income tax on dividends of income previously taxed at the corporate level. In addition, several alternative proposals regarding the taxation of dividends and capital gains are being considered by Congress. The availability of tax-free dividends may reduce the value of, and thus the return on, securities which are part of the Fund's investment portfolio. Moreover, these proposals may be given retroactive effect. This change could reduce the Fund's net asset value and distributions made by the Fund.


          Market Discount Risk. Shares of closed-end funds frequently trade at prices lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.


          Liquidity risk. The Fund does not intend to purchase illiquid securities, which are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. However, the Fund is not required to sell or dispose of any debt security that becomes illiquid subsequent to its purchase. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Advisor or the Sub-Advisor believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

          Anti-takeover Provisions. The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sales and similar transactions. See "Certain Provisions of the Agreement and Declaration of Trust."





                               MANAGEMENT OF THE FUND




Trustees and Officers

          The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the 107 U.S. registered investment portfolios for which the Advisor serves as investment adviser.


Investment Advisor

     Evergreen Investment Management Company, LLC (previously defined as the "Advisor"), will act as the Fund's investment adviser. The Advisor has been managing mutual funds and private accounts since 1932 and managed over $229 billion in assets as of March 31, 2003. The Advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Advisor is a wholly owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A., located at 201 South
College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation.


          As the Fund's investment adviser, the Advisor provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objective and policies, subject to the supervision of the Fund's Trustees. The Advisor determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance.



Investment Sub-Advisor


          The Advisor has delegated management of the foreign debt securities portion of the Fund's portfolio to First International Advisors, LLC, d/b/a Evergreen International Advisors (previously defined as the "Sub-Advisor"), subject to supervision by the Advisor.

          The Sub-Advisor, which is the Advisor's London-based international bond team, has over 30 years of experience investing in international fixed income securities. The Sub-Advisor is located at Centurion House, 24 Monument Street, London, England, U.K. EC3R 8AQ. The Sub-Advisor, an affiliate of the Advisor, is a wholly-owned subsidiary of Wachovia Corporation.



Compensation and Expenses

          Under the management contract, the Fund will pay to the Advisor monthly, as compensation for the services rendered and expenses paid by it, an annual fee equal to 0.55% of the Fund's Total Assets. Because the fee paid to the Advisor is determined on the basis of the Fund's Total Assets, the Advisor's interest in determining whether to leverage the Fund may differ from the interests of the Fund.


          The Fund's Total Assets are determined for the purpose of calculating the management fee by taking the average of all the daily determinations of Total Assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.


          Under the terms of its management contract with the Fund, the Advisor pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for bookkeeping; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, and registrar appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;
     (e) trust fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with the Advisor, the Sub-Advisor or the Fund (as defined under the 1940 Act) other than as Trustees; (j) the cost of preparing and printing share certificates; and
     (k) the fees and other expenses of listing the Fund's shares on any national stock exchange. In addition, the Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

          The Advisor pays an annual fee to the Sub-Advisor for its investment sub-advisory services equal to 0.05% of the Fund's average daily Total Assets.

          The Fund has also entered into an administration agreement with EIS, pursuant to which EIS provides certain administrative and accounting services. The Fund will pay EIS a monthly fee computed at an annual rate of 0.05% of the Fund's average daily Total Assets.


Portfolio Manager

          Day-to-day management of the portion of the Fund's portfolio that is described as the U.S. high yield debt securities portion under "Investment Objective and Principal Investment Strategies - Principal Investment Strategies- U.S. High Yield Debt Securities" above is the responsibility of a team of portfolio management professionals from the Advisor's High Yield Bond team, which includes specialized industry analysts responsible for various sectors. The team is led by Prescott Crocker, CFA, who has more than 25 years of fixed income investment experience. Mr. Crocker has been a managing director and senior portfolio manager with the Advisor since 1997. Among the portfolios the team manages is the open-end Evergreen High Yield Bond Fund and the closed-end Evergreen Income Advantage Fund. Together the team managed almost $4 billion in high yield securities as of March 31, 2003.

          Day-to-day management of the portion of the Fund's portfolio that is described as the adjustable rate portion under "Investment Objectives and Principal Investment Strategies - Principal Investment Strategies - Adjustable Rate Securities" above is the responsibility of a team of portfolio management professionals from the Advisor's Customized Fixed Income team. Together the team managed more than $15 billion in assets under management as of March 31, 2003. The team is led by Lisa Brown Premo, who has more than 19 years of investment experience. Ms. Brown Premo has been with the Advisor since 1986 and currently serves as a managing director and senior portfolio manager. She serves as Group Manager for mortgage-backed securities and structured products.

          Day-to-day management of the portion of the Fund's portfolio that is described as the foreign debt securities portion under "Investment Objectives and Principal Investment Strategies - Principal Investment Strategies - Foreign Debt Securities" above is the responsibility of a team of portfolio management professionals of the Sub-Advisor. As of March 31, 2003, the Sub-Advisor managed approximately $8 billion in assets, which includes one of the Evergreen Funds. The team is led by George McNeill, who has more than 40 years of investment experience, working exclusively in fixed income markets since 1977. Mr. McNeill joined the Sub-Advisor in 1990 and currently serves as a managing director.





                                DIVIDENDS AND DISTRIBUTIONS





          The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that initial distributions to common shareholders will be declared within approximately 45 days and that the Fund will commence paying dividends to holders of common shares within approximately 60 to 90 days from the date of this prospectus. However, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is fully invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in typically lower-yielding U.S. government securities or high grade, short-term money market instruments.

          Dividends and distributions may be payable in cash or common shares, with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. While the Fund will attempt to maintain a stable level of distributions, the Fund will still comply with Subchapter M of the Code. The Fund intends to seek an exemptive order from the Commission that would allow it to distribute capital gains monthly to further allow it to maintain a stable level of distributions to shareholders.


          Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

          While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

          In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "U.S. Federal Income Tax Matters."

          See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

          The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund's shares.




                         AUTOMATIC DIVIDEND REINVESTMENT PLAN





          Pursuant to the Fund's Plan, unless a shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe Trust Company, N.A., as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.


          Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence trading on the American Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

          In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (last purchase date) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date. In that case, the number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.

          The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

          In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

          There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

          The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "U.S. Federal Income Tax Matters."

          Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

          Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.


          All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.





                             CLOSED-END FUND STRUCTURE




          The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities (although the Advisor does not currently intend to invest in illiquid securities).

          Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies have in the past during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may, but is not obligated to, from time to time cause the Fund to engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the potential beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.




                                 U.S. FEDERAL INCOME TAX MATTERS




          The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

          The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which the following discussion assumes, the Fund must satisfy certain tests regarding the nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax.

          Unless a shareholder is ineligible to participate or elects otherwise, cash distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions generally are taxable whether a shareholder takes them in cash or shares or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, dividends from investment company taxable income are taxable as ordinary income, and designated dividends from net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

          If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, and (iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid.

          Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

          Federal law requires that the Fund withhold (as "backup withholding") at a rate of 30% for 2003 on reportable payments, including dividends and capital gain distributions paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.


          The Bush Administration has announced a proposal to eliminate the tax on the receipt of certain dividends. In addition, several alternative proposals regarding the taxation of dividends and capital gains are being considered by Congress. However, these proposals may be changed or may not be adopted by Congress. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.


          The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.


                                  NET ASSET VALUE




          The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Advisor, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

          The Fund generally values its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by the Advisor to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the Advisor determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

          Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.





                                DESCRIPTION OF SHARES


          The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. After the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any issued shares into one or more additional classes or series of shares. The Board of Trustees may establish, designate and change such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the preferences, voting powers, rights, duties and business purpose of such shares and to divide or combine the shares of any series or class into a greater or lesser number. See "Leverage." The Fund may issue preferred shares.

Common Shares

          Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

          In the event that the Fund issues preferred shares and so long as any shares of the Fund's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940
     Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

          The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.


          As of May 16, 2003, Evergreen Financing Company, LLC, an affiliate of the Advisor, provided the initial capital for the Fund by purchasing 5,000 shares of common shares of the Fund for $100,000. As of the date of this prospectus, Evergreen Financing Company, LLC owned 100% of the outstanding common shares. Evergreen Financing Company, LLC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund, that is, until the public offering of the shares is completed.


Preferred Shares

          The Fund in the future may elect to issue preferred shares as part of its leverage strategy. The Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less the Fund's liabilities and indebtedness. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

          The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under
     Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

          The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

          The terms of the preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares, and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

          The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.




       CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS




          The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

          The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

          A Trustee may be removed from office with or without cause by a majority of Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

          In addition, the Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporations;

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     o a liquidation or dissolution of the Fund

     unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred shares then entitled to be voted, voting as a separate class.

          In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Agreement and Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the by-laws). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the American Stock Exchange.

          Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money.

          In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     o the issuance of any securities of the Fund to any Principal Shareholder for cash;

     o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; or

     o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

          The Agreement and Declaration of Trust and By-laws provide that the Board of Trustees has the power, to the extent the By-Laws do not reserve the right to the shareholders, to make, alter or repeal any of the By-laws, subject to the requirements of applicable law. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

          The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the by-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

                                UNDERWRITING




          Subject to the terms and conditions of a purchase agreement dated , 2003, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriters, the number of common shares set forth opposite the name of such underwriter.



                                                                                Number
                 Underwriter                                                   of Shares

                 ----------                                                  --------------


                 Merrill Lynch, Pierce, Fenner & Smith
======================================================
                 Incorporated........................................
=====================================================================

                 Wachovia Securities, Inc............................
=====================================================================

                 A.G. Edwards & Sons, Inc............................
====================================================================

                 Prudential Securities Incorporated..................
=====================================================================

                 UBS Warburg LLC.....................................
====================================================================

                 Advest, Inc.........................................
=====================================================================

                 Janney Montgomery Scott LLC.........................
=====================================================================

                 McDonald Investments Inc., a KeyCorp Company........

                 Quick & Reilly, Inc. ...............................
=====================================================================

                 Stifel, Nicolaus & Company,
                      Incorporated...................................
=====================================================================


                                                                        -       ----------
                        Total........................................   _
                                                                        =       ==========

          The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Advisor have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.


     Commissions and Discounts

          The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

          The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over allotment option.






                                                          Per Share     Without Option       With Option
                                                           --------       ------------        ----------


     Public offering price...........................      $20.00             $                 $
                                                             =====
     Sales load......................................        $.90             $                 $
                                                               ===
     Estimated offering expenses.....................        $.04             $                 $
                                                               ===
     Proceeds to the Fund............................      $19.06             $                 $
                                                             =====


          The expenses of the offering are estimated at $ and are payable by the Fund. The Fund has agreed to pay the underwriters $0.0067 per common share as a partial reimbursement of expenses incurred in connection with the offering. The Advisor has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load) exceeds $.04 per common share.



     Overallotment Option

          The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the table above.

     Price Stabilization and Short Positions


          Until the distribution of the common shares is complete, Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representatives may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

          If the underwriters create a short position in the common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

          Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.


     No Sales of Similar Securities


          The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's dividend reinvestment plan.

          The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.


     Other Relationships

          The Advisor has also agreed to pay a fee to Merrill Lynch payable quarterly at the annual rate of .15% of the Fund's Total Assets during the continuance of the management contract between the Advisor and the Fund. The sum of this fee plus the amount of each fee payable by the Advisor to certain select underwriters (other than Merrill Lynch), as described in the following paragraph, will not exceed 4.5% of the total price to the public of the common shares offered hereby; provided, that in determining when the maximum amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. Merrill Lynch has agreed to provide certain after-market services to the Advisor designed to maintain the visibility of the Fund on an ongoing basis to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

          The Advisor has also agreed to pay a fee to certain select underwriters (other than Merrill Lynch) that sell common shares in the initial public offering payable quarterly at the annual rate of up to .15% of the Fund's Total Assets corresponding to the common shares sold by such underwriter. The Advisor has also agreed, in certain circumstances, to pay a fee to certain select underwriters (other than Merrill Lynch) that sell common shares in the initial public offering payable quarterly at the annual rate of the greater of .15% of the Fund's Total Assets corresponding to the common shares sold by such underwriter or .05% of the Fund's Total Assets. The sum of the amounts of each of these fees plus the amount of the fee payable to Merrill Lynch, as described in the preceding paragraph, will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. Such underwriters have agreed to provide certain after-market services to the Advisor designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

          The address of Merrill Lynch is 4 World Financial Center, New York, New York 10080. The address of Wachovia Securities is 401 South Tryon Street, Charlotte, North Carolina 28202. The address of A.G. Edwards is One North Jefferson, St. Louis, Missouri 63103. The address of Prudential is New York Plaza, 15th Floor, New York, New York 10292-2015. The address of UBS Warburg is 299 Park Avenue, 34th Floor, New York, New York 10171.





          CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR





          The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111. EquiServe Trust Company, N.A. is the Fund's transfer agent, registrar, shareholder servicing agent and dividend disbursing agent for the Fund's shares. EquiServe Trust Company, N.A.'s address is P.O. Box 43010, Providence, Rhode Island 02940-3010.





                               VALIDITY OF COMMON SHARES




          Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Sullivan & Worcester LLP, Washington, D.C. Certain matters have been passed upon for the underwriters by Clifford Chance US LLP, New York, New York. Sullivan & Worcester LLP and Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware.




                             TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                                                                                               Page
                                                                                                               ----


Fund History..............................................................................................     3
                                                                                                               =
Use of Proceeds...........................................................................................     3
                                                                                                               =
Investment Objective and Policies.........................................................................     3
                                                                                                               =
Investment Restrictions...................................................................................    23
                                                                                                              ==
Management of the Fund....................................................................................    26
                                                                                                              ==
The Advisor, Sub-Advisor, Administrator and Transfer Agent................................................    35
                                                                                                              ==
Portfolio Transactions....................................................................................    40
                                                                                                              ==
Repurchase of Common Shares...............................................................................    41
                                                                                                              ==
U.S. Federal Income Tax Matters...........................................................................    43
                                                                                                              ==
Performance-Related, Comparative and Other Information Experts............................................    50
                                                                                                              ==
Experts...................................................................................................    65
                                                                                                              ==
Additional Information....................................................................................    65
                                                                                                              ==
Financial Statements and Independent Auditors' Report.....................................................    66
                                                                                                              ==
Appendix A--Description of Ratings........................................................................   A-1
                                                                                                             ===



                                        Shares


                             Evergreen Managed Income Fund


                                     Common Shares


                                   $20.00 per share

                                     ------------

                                      PROSPECTUS




                                  Merrill Lynch & Co.
                                 Wachovia Securities
                               A.G. Edwards & Sons, Inc.
                                 Prudential Securities
                                      UBS Warburg
                                     Advest, Inc.
                              Janney Montgomery Scott LLC
                                McDonald Investments Inc.
                                 Quick & Reilly, Inc.
                              Stifel, Nicolaus & Company


                                        , 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             EVERGREEN MANAGED INCOME FUND


                       STATEMENT OF ADDITIONAL INFORMATION



     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


     Evergreen Managed Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-730-6001.


     The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.




                                       TABLE OF CONTENTS




         Fund History...................................................................3

         Use of Proceeds................................................................3

         Investment Objective and Policies..............................................3

         Investment Restrictions................................................ ......23

         Management of the Fund..................................................    ..26

         The Advisor, Administrator and Transfer Agent.................... ............35

         Portfolio Transactions     ..................................... .............40

         Repurchase of Common Shares...................................................41

         U.S. Federal Income Tax Matters................................... ...........43

         Performance-Related, Comparative and Other Information........................50
                                                                                        ==

         Experts.......................................................................65

         Additional Information........................................................65

         Financial Statements and Independent Auditors' Report........................66
                                                                                      ==


         Appendix A--Description of Ratings...........................................A-1



         This Statement of Additional Information is dated              , 2003.

                                         FUND HISTORY

     The Fund is a diversified, closed-end management investment company organized as a statutory trust under the laws of Delaware on April 10, 2003 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Much of the information contained in this statement of additional information expands on subjects discussed in the prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the prospectus.



                                       USE OF PROCEEDS


     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as soon as practicable after the closing of this offering. However, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to three months following the completion of its common shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in typically lower-yielding U.S. government securities or high grade, short-term money market instruments.




                        INVESTMENT OBJECTIVE AND POLICIES

     The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Capitalized terms have the meaning defined in the prospectus unless otherwise defined herein.

     Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

         Primary Investments


     The Fund allocates its assets among three separate investment strategies. Under normal market conditions, the Fund allocates approximately 50% of its total assets to an investment strategy that focuses primarily on below investment grade (high yield) U.S. debt securities, loans and preferred stocks; approximately 25% of its total assets to an investment strategy that focuses primarily on foreign debt securities including obligations of foreign governments or governmental entities, foreign corporations or supranational agencies denominated in various currencies; and approximately 25% of its total assets to an investment strategy that focuses primarily on securities that have interest rates that re-set at periodic intervals including mortgage-backed securities, asset-backed securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund's investment adviser reserves the discretion based upon market conditions to reallocate these weightings in order for the Fund to seek to maintain a yield that exceeds the then-current yield of ten-year Treasury notes and also for the Fund as a whole to seek to maintain a weighted average credit quality of investment grade.


     EURODOLLAR INSTRUMENTS AND YANKEE BONDS. The Fund may invest in Eurodollar instruments and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

     INVESTMENTS IN DEPOSITARY RECEIPTS. The Fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

     ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

     For purposes of the Fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

     CORPORATE LOANS AND PARTICIPATIONS. The Fund may invest directly or through a private investment fund in corporate loans or participations in corporate loans (collectively, "corporate loans"). Corporate loans are generally subject to liquidity risks because they are traded in an over-the-counter market.

     Corporate loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, corporate loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders.

     Although the Fund may invest in corporate loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the corporate loan, the value of the collateral may decline below the principal amount of the corporate loan subsequent to the Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by the Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

     Corporate loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on corporate loans held by the Fund, the Fund could experience a reduction in its income, would experience a decline in the market value of the particular corporate loan so affected, and may experience a decline in the net asset value of its shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that the Fund's investment is in a corporate loan acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender.

     The Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including corporate loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio corporate loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

     In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, the Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the corporate loan as a fraudulent conveyance, the restructuring of the payment obligations under the corporate loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the corporate loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the corporate loan that exceeds the value of the collateral, and the subordination of the Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Fund's ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

     The Advisor anticipates that investment decisions on corporate loans will be based largely on the credit analysis performed by the Advisor's investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. The Advisor may also utilize information prepared and supplied by the agent or other lenders. Information about interests in corporate loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including the Fund, and information may be available from other corporate loan participants or agents that originate or administer corporate loans. There can be no assurance that the Advisor's analysis will disclose factors that may impair the value of a corporate loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's net asset value.

     There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Although a corporate loan often is not rated by any rating agency at the time the Fund purchases the corporate loan, rating agencies have become more active in rating an increasing number of corporate loans and at any given time a substantial portion of the corporate loans in the Fund's portfolio may be rated. Although the Advisor may consider such ratings when evaluating a corporate loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating may not necessarily imply that a corporate loan is of lesser investment quality. The Fund may invest its assets in corporate loans rated below investment grade or that are unrated but of comparable quality.

     While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of corporate loans in which the Fund may invest would adjust with a specified interest rate. Thus the risk that changes in interest rates would affect the market value of such corporate loans is significantly decreased, but is not eliminated.


     MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMIC"), pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, are adjustable rate and make payments of both principal and interest at a variety of intervals; others are fixed and make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). The Fund primarily will invest in adjustable rate mortgage-backed securities, although it may invest in fixed rate mortgage-backed securities. Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.


     The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

     Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

     Mortgage-related securities without insurance or guarantees may be purchased if the Advisor determines that the securities meet the Fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

     Multiple-Class Pass-Through Securities and CMOS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

     Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

     Stripped Mortgage-Backed Securities. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only"
security  ("PO")  receives  the  principal   payments  made  by  the  underlying
mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the Advisor may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities.

     The Fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

     Risk Factors Associated With Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     DOLLAR ROLLS. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to purchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.


     For financial reporting and tax purposes, the Fund treats dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into dollar rolls that are accounted for as borrowing.


     Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase the mortgage-related securities subject to the dollar roll may be restricted and the instrument which the Fund is required to purchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon the Advisor's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the Fund's obligations. See "Asset Segregation."

     PREFERRED SHARES. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income investments.

     REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS. REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

     OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, as a result of an exemptive order received from the Commission, the Fund may invest cash balances in shares of other money market funds advised by the Fund's Advisor or its affiliates in amounts up to 25% of the Fund's total assets.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.


     MONEY MARKET INSTRUMENTS. Money market instruments are high-quality instruments that present minimal credit risk. They may include U.S. Government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates.


         INTEREST RATE TRANSACTIONS

     Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

     The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the
CFTC) or on non-U.S. exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Fund uses derivatives for non-hedging purposes, no more than 3% of the Fund's total assets will be committed to initial margin for derivatives for such purposes. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     Options on Securities and Securities Indices. The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

     Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

     Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     Writing Call and Put Options on Securities Indices. The Fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

     Purchasing Call and Put Options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may purchase and sell both options that are traded on U.S. and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Advisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

     In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

         FOREIGN CURRENCY TRANSACTIONS.

     Foreign Currency Exchange Transactions. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Sub-Advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

     The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

     If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

     The Fund may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Fund intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

     The  precise  matching  of  the  amounts  of  foreign   currency   exchange
transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Hedging transactions involve costs and may result in losses. The Fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques seek to minimize the risk of loss due to a decline in the value of the hedged currency, they seek to limit any potential gain which might result from the increase in the value of such currency.

     Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     The Advisor anticipates that forward contracts will be used primarily by the Sub-Advisor to adjust the foreign exchange exposure of the Fund to protect against uncertainty in the level of future foreign exchange rates, and the Fund might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Sub-Advisor desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's holdings denominated in the currency sold.

     Direct Hedge. If the Sub-Advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Sub-Advisor thinks that the Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Sub-Advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. The Sub-Advisor anticipates that foreign currency options will be purchased or written only when it believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Asset Segregation

     The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or the Advisor will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Downgrades in Fixed Income Debt Securities

     The Advisor does not intend to purchase illiquid or restricted securities (securities that the Fund cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale) or distressed securities (securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest). However, the Fund is not required to sell or dispose of any debt security that falls into either category subsequent to its purchase.

     If a security held by the Fund subsequently is categorized as illiquid or restricted, the Fund may be unable to quickly resell the security quickly or may be able to sell it only at a price below current market value or could have difficulty valuing this holding precisely. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income may be diminished. Such securities are also subject to uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will be satisfied.


The Advisor's and Sub-Advisor's Investment Process

     The Fund combines investments in high yield debt securities, international debt securities and adjustable rate securities. Each of these fixed income sectors has its own distinct attributes that the Advisor believes could contribute to the potential for the Fund to achieve its investment objective. For example, because foreign debt securities have the potential to provide higher yield than U.S. Treasuries but do not always move in tandem with them, international diversification may increase the yield potential and help manage overall portfolio risk. Because adjustable rate mortgage-backed securities are subject to periodic yield adjustments, they have the potential to absorb interest rate changes without the wide price swings of other fixed income investments. There is no guarantee that the Fund will obtain its investment objective.

     As discussed in the prospectus, the Fund is managed following a rigorous investment process that emphasizes both quality and value. Each portion of the Fund's assets is managed by its respective portfolio management team, whose investment strategies are summarized as follows.

     U.S. High Yield Debt Securities. The high yield team emphasizes quality companies with stable or improving financial situations. Extensive, proprietary research helps manage risk, as does broad sector diversification. The team considers both macro- and microeconomic factors - such as inflation, consumer spending and wages - that affect the conditions of firms in the portfolio.

     Adjustable Rate Securities. The adjustable rate team pursues a balanced approach targeting yield and price stability in all interest rate environments. Using proprietary research, the group seeks to manage risks associated with adjustable rate mortgage-backed securities. Economic issues that can affect these securities, including inflation, employment and GDP growth, are also analyzed.

     International Debt Securities. To uncover opportunities in international debt, the international team conducts extensive research of economic and business conditions across a wide array of sectors and regions. In addition, the team seeks to reduce risk through careful management of foreign currency exposure.




                                       INVESTMENT RESTRICTIONS

     The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the 1940 Act. If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.       Diversification

     The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

     To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

2.       Concentration

     The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

     The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).


3.       Issuing Senior Securities

     Except as permitted under the 1940 Act, the Fund may not issue senior securities.


         Further Explanation of Senior Securities Policy:

     The Fund may not issue any class of senior security, or sell any such security of which it is the issuer, unless (i) if such class of senior security represents an indebtedness, immediately after such issuance or sale, it will have an asset coverage of at least 300% or (ii) if such class of senior security is a stock, immediately after such issuance or sale it will have an asset coverage of at least 200%.



4.       Borrowing

          The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

     The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund intends to limit its borrowing through reverse repurchase agreements to up to 20% of its total assets. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

5.       Underwriting

     The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.       Real Estate

     The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.       Commodities

     The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

     The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

          To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

          When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

          All other investment policies of the Fund in the prospectus under the heading "Investment Objective and Principal Investment Strategies" and in this statement of additional information under the heading "Investment Objective and Policies" are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

          Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

          In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.



                                     MANAGEMENT OF THE FUND

Trustees of the Fund

          The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years.


          The Trustees are not required to contribute to the capital of the Fund or to hold shares in the Fund. A majority of the Trustees are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Disinterested Trustees").

          The Fund has an Executive Committee which consists of Michael S. Scofield, K. Dun Gifford and Russell A. Salton III, M.D., each of whom is a Disinterested Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board of Trustees meetings and acts on routine matters between scheduled Board of Trustees. The Executive Committee may solicit suggestions for persons to fill vacancies on the Board of Trustees from such sources as they deem appropriate, including the Advisor. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board of Trustees meeting.

          The Fund has an Audit Committee which consists of K. Dun Gifford (Chairperson), Charles A. Austin III, Gerald M. McDonnell, William W. Pettit and Russell A. Salton III, M.D. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate. The Audit Committee is comprised entirely of Disinterested Trustees.

          The Fund has a Performance Committee which consists of Richard J. Shima (Chairperson), Leroy Keith, Jr., Richard K. Wagoner and David M. Richardson. The Performance Committee reviews all activities involving investment-related issues and activities of the Advisor to the Fund, reviews the performance of the other service providers to the Fund, and assesses the performance of the Fund.


          Set forth below are the Trustees of the Fund. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Disinterested Trustees:


-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                                                                   Number of           Other
        Name and                                                                                   Portfolios      Trusteeships
                            Position      Beginning                                               Overseen in      held outside
      Date of Birth           with      Year of Term     Principal Occupations for Last Five       Evergreen       of Evergreen
                              Fund       of Office*                     Years                    Funds complex     Funds complex
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------


Charles A. Austin III        Trustee        2003       Investment Counselor, Anchor Capital           107              None
======================       =======        ====       =====================================          ===              ====
                                                       Advisors, Inc. (investment advice);
                                                       ====================================
                                                       Former Director, Executive Vice
                                                       ================================
                                                       President and Treasurer, State Street
                                                       ======================================
                                                       Research & Management Company
                                                       ==============================
                                                       (investment advice); Director, The
                                                       ===================================
                                                       Andover Companies (insurance); Trustee,
                                                       ========================================
                                                       Arthritis Foundation of New England;
                                                       =====================================
DOB: 10/23/34                                          Director, The Francis Ouimet Society;
=============                                          ======================================
                                                       Former Investment Counselor, Appleton
                                                       =====================================
                                                       Partners, Inc. (investment advice);
                                                       ===================================
                                                       Former Director, Health Development
                                                       ===================================
                                                       Corp. (fitness-wellness centers);
                                                       =================================
                                                       Former Director, Mentor Income Fund,
                                                       ====================================
                                                       Inc.; Former Trustee, Mentor Funds and
                                                       ======================================
                                                       Cash Resource Trust.
                                                       ====================

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

K. Dun Gifford               Trustee        2003       Chairman and President, Oldways                107              None
===============              =======        ====       ================================               ===              ====
                                                       Preservation and Exchange Trust
                                                       ================================
                                                       (education); Trustee, Treasurer and
                                                       ====================================
                                                       Chairman of the Finance Committee,
                                                       ===================================
                                                       Cambridge College; Former Managing
                                                       ===================================
                                                       Partner, Roscommon Capital Corp.;
                                                       ==================================
                                                       Former Chairman of the Board, Director,
                                                       ========================================
DOB: 10/23/38                                          and Executive Vice President, The
=============                                          ==================================
                                                       London Harness Company (leather goods
                                                       =====================================
                                                       purveyor); Former Chairman, Gifford,
                                                       ====================================
                                                       Drescher & Associates (environmental
                                                       ====================================
                                                       consulting); Former Director, Mentor
                                                       ====================================
                                                       Income Fund, Inc.; Former Trustee,
                                                       ==================================
                                                       Mentor Funds and Cash Resource Trust.
                                                       =====================================

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

                                                       Partner, Stonington Partners, Inc.
                                                       (private investment firm); Trustee of
                                                       Phoenix Series Fund, Phoenix
                                                       Multi-Portfolio Fund, and The Phoenix
                                                       Big Edge Series Fund; Former Chairman                     Trustee, Phoenix
                                                       of the Board and Chief Executive                          Series Fund,
                                                       Officer, Carson Products Company                          Phoenix
Leroy Keith, Jr.             Trustee        2003       (manufacturing); Former Director of            107        Multi-Portfolio
=================            =======        ====       ====================================           ===        ===============
DOB: 2/14/39                                           Phoenix Total Return Fund and Equifax,                    Fund, and The
============                                           =======================================                   =============
                                                       Inc. (worldwide information                               Phoenix Big Edge
                                                       management); Former President,                            Series Fund
                                                       Morehouse College; Former Director,
                                                       Mentor Income Fund, Inc.; Former
                                                       Trustee, Mentor Funds and Cash Resource
                                                       Trust.

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

                                                       Sales Manager, SMI-STEEL - South
                                                       Carolina (steel producer); Former Sales
Gerald M. McDonnell                                    and Marketing Management, Nucor Steel
DOB: 7/14/39                 Trustee        2003       Company; Former Director, Mentor Income        107              None
============                 =======        ====       ========================================       ===              ====
                                                       Fund, Inc.; Former Trustee, Mentor
                                                       ==================================
                                                       Funds and Cash Resource Trust.
                                                       ==============================

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

                                                       Partner and Vice President in the law
                                                       firm of Kellam & Pettit, P.A.; Former
William Walt Pettit          Trustee        2003       Director, Mentor Income Fund, Inc.;            107              None
===================          =======        ====       ====================================           ===              ====
DOB: 8/26/55                                           Former Trustee, Mentor Funds and Cash
=============                                          =====================================
                                                       Resource Trust.

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

                                                       President, Richardson, Runden & Company
                                                       ========================================
                                                       (new business development/consulting
                                                       =====================================
                                                       company); Managing Director, Kennedy
                                                       =====================================
                                                       Information, Inc. (executive
                                                       =============================
                                                       recruitment information and research
                                                       =====================================
                                                       company); Trustee, 411 Technologies,
                                                       =====================================
                                                       LLP (communications); Director, J&M
                                                       ====================================
                                                       Cumming Paper Co. (paper
                                                       =========================
David M. Richardson                                    merchandising); Columnist, Commerce and
DOB: 9/19/41                 Trustee        2003       Industry Association of New Jersey;            107              None
============                 =======        ====       ====================================           ===              ====
                                                       Former Vice Chairman, DHR
                                                       =========================
                                                       International, Inc. (executive
                                                       ==============================
                                                       recruitment); Former Senior Vice
                                                       ================================
                                                       President, Boyden International Inc.
                                                       ====================================
                                                       (executive recruitment); Former
                                                       ===============================
                                                       Director, Mentor Income Fund, Inc.;
                                                       ===================================
                                                       Former Trustee, Mentor Funds and Cash
                                                       =====================================
                                                       Resource Trust.
                                                       ===============

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

                                                       Medical Director, Healthcare Resource
                                                       Associates, Inc.; Former Medical
                                                       Director, U.S. Health Care/Aetna Health
Russell A. Salton, III MD                              Services; Former Consultant, Managed
DOB: 6/2/47                  Trustee        2003       Health Care; Former President, Primary         107              None
===========                  =======        ====       =======================================        ===              ====
                                                       Physician Care; Former Director, Mentor
                                                       =======================================
                                                       Income Fund, Inc.; Former Trustee,
                                                       ==================================
                                                       Mentor Funds and Cash Resource Trust.
                                                       =====================================

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------





-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

                                                       Attorney, Law Offices of Michael S.
Michael S. Scofield                                    Scofield; Former Director, Mentor
DOB: 2/20/43                 Trustee        2003       Income Fund, Inc.; Former Trustee,             107              None
============                 =======        ====       ===================================            ===              ====
                                                       Mentor Funds and Cash Resource Trust.
                                                       =====================================

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

Richard J. Shima             Trustee        2003       Independent Consultant; Director, Trust        107              None
================             =======        ====       ========================================       ===              ====
                                                       Company of CT; Trustee, Saint Joseph
                                                       =====================================
                                                       College (CT); Director of Hartford
                                                       ===================================
                                                       Hospital, Old State House Association;
                                                       =======================================
                                                       Trustee, Greater Hartford YMCA; Former
                                                       =======================================
                                                       Chairman, Environmental Warranty, Inc.
                                                       =======================================
                                                       (insurance agency); Former Executive
                                                       =====================================
                                                       Consultant, Drake Beam Morin, Inc.
                                                       ===================================
                                                       (executive outplacement); Former
                                                       =================================
DOB: 8/11/39                                           Director of Enhance Financial Services,
============                                           ========================================
                                                       Inc.; Former Director of CTG Resources,
                                                       =======================================
                                                       Inc. (natural gas); Former Director
                                                       ===================================
                                                       Middlesex Mutual Assurance Company;
                                                       ===================================
                                                       Former Chairman, Board of Trustees,
                                                       ===================================
                                                       Hartford Graduate Center; Former
                                                       ================================
                                                       Director, Mentor Income Fund, Inc.;
                                                       ===================================
                                                       Former Trustee, Mentor Funds and Cash
                                                       =====================================
                                                       Resource Trust.
                                                       ===============

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------

Interested Trustee:

------------------------ -------------- --------------- ---------------------------------------- --------------- ------------------









------------------------ -------------- --------------- ---------------------------------------- --------------- ------------------

------------------------ -------------- ----------- -------------------------------------------- --------------- ------------------

Richard K. Wagoner,         Trustee        2003     Current Member and Former President, North        107              None
====================        =======        ====     ===========================================       ===              ====
                                                    Carolina Securities Traders Association;
                                                    =========================================
                                                    Member, Financial Analysts Society; Former
                                                    ===========================================
                                                    Chief Investment Officer, Executive Vice
                                                    =========================================
                                                    President and Head of Capital Management
                                                    =========================================
CFA**                                               Group, First Union National Bank; Former
DOB: 12/12/37                                       Consultant to the Boards of Trustees of
                                                    the Evergreen Funds; Former Member, New
                                                    York Stock Exchange; Former Trustee,
                                                    Mentor Funds and Cash Resource Trust.

------------------------ -------------- ----------- -------------------------------------------- --------------- ------------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.


** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the Advisor.





Trustee Ownership of Evergreen Funds Shares


          Set forth below is the dollar range of the Trustees' investment in the Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2002. As of December 31, 2002, the Fund had not been formed and therefore had not issued any shares.


------------------------------ -------------------- ------------------------



                                                    Aggregate Dollar Range
Trustees                        Dollar Range of     of Investment in Fund
                               Investment in Fund           Complex

------------------------------ -------------------- ------------------------
============================== ==================== ========================

Charles A. Austin, III*                $0           Over $100,000
=======================                ==           =============

============================== ==================== ========================
============================== ==================== ========================

K. Dun Gifford*                        $0           $0**
===============                        ==           ====

============================== ==================== ========================
============================== ==================== ========================

Leroy Keith, Jr.                       $0           $0
================                       ==           ==

============================== ==================== ========================
============================== ==================== ========================

Gerald M. McDonnell*                   $0           $10,001-$50,000
====================                   ==           ===============

============================== ==================== ========================
============================== ==================== ========================

William Walt Pettit*                   $0           $10,001-$50,000
====================                   ==           ===============

============================== ==================== ========================
============================== ==================== ========================

David M. Richardson                    $0           $10,001-$50,000
===================                    ==           ===============

============================== ==================== ========================
============================== ==================== ========================

Russell A. Salton, III*                $0           $0
=======================                ==           ==

============================== ==================== ========================
============================== ==================== ========================

Michael S. Scofield*                   $0           Over $100,000
====================                   ==           =============

============================== ==================== ========================
============================== ==================== ========================

Richard J. Shima                       $0           Over $100,000
================                       ==           =============

============================== ==================== ========================
============================== ==================== ========================

Richard K. Wagoner                     $0           Over $100,000
==================                     ==           =============

============================== ==================== ========================


* In addition to the above  investment  amounts,  the Trustee has over  $100,000
indirectly   invested  in  certain  of  the  Evergreen  funds  through  Deferred
Compensation  plans.

** In January  2003,  Mr.  Gifford made an  investment  of
$10,001-$50,000 in the Evergreen Funds complex.



Officers of the Fund

         Set forth below are the officers of the Fund.

-------------------------------- ------------------------ -------------------------------------------------------------

                                   Position with Fund               Principal Occupation for Last Five Years
         Name, Address
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------




                                 President                President and Chief Executive Officer, Evergreen Investment
William M. Ennis                                          Company and Chief Operating Officer, Capital Management
301 S. Tryon, 12th Floor                                  Group, Wachovia Bank, N.A.
Charlotte, NC 28288
DOB: 6/26/60


-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------


Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street                                       and Treasurer, Vestaur Securities, Inc.; former Senior
Boston, MA 02116                                          Manager, KPMG LLP.
DOB: 12/25/63

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------


                                                          Senior Vice President and General Counsel, Evergreen
Michael H. Koonce                Secretary                Investment Services, Inc.; Senior Vice President and
200 Berkeley Street                                       Assistant General Counsel, Wachovia Corporation; former
Boston, MA 02116                                          Senior Vice President and General Counsel, Colonial
                                                          Management Associates, Inc.; former Vice President and
DOB: 4/20/60                                              Counsel, Colonial Management Associates, Inc.

-------------------------------- ------------------------ -------------------------------------------------------------


Trustees Compensation


          Listed below is the Trustee compensation estimated to be paid by the Fund individually for the period beginning , 2003 and ending on December 31, 2003 and by the Fund and the nine trusts and one other limited liability company in the Evergreen fund complex for the twelve months ended December 31, 2002. As of December 31, 2002, the Fund had not been formed and therefore did not pay compensation to the Trustees for that period. The Trustees do not receive pension or retirement benefits from the Fund.



===============================================================================


           Trustee               Aggregate Compensation    Total Compensation from the
                                       from Fund             Evergreen Fund Complex *

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------



Charles A. Austin, III                      $                        $125,000
======================                      =                        ========

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

K. Dun Gifford                              $                        $143,500
==============                              =                        ========

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Leroy Keith, Jr.                            $                        $125,000
================                            =                        ========

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Gerald M. McDonnell                         $                        $134,727
===================                         =                        ========

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

William Walt Pettit                         $                        $125,000
===================                         =                        ========

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

David M. Richardson                         $                        $125,000
===================                         =                        ========

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Russell A. Salton, III                      $                        $144,000
======================                      =                        ========

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Michael S. Scofield                         $                        $160,000
===================                         =                        ========

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Richard J. Shima                            $                        $125,000
================                            =                        ========

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Richard K. Wagoner                          $                        $125,000
==================                          =                        ========

=========================================================================================

* Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2002. The amounts listed below will be payable in later years to the respective Trustees:


Austin                $93,750
======                =======
Pettit               $125,000
======               ========
Scofield             $125,000
========             ========



          Election of Trustees is non-cumulative. Accordingly, holders of a majority of the outstanding common shares may elect all of the trustees who may be elected by such holders.

Limitation of Trustees' Liability

          The Agreement and Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office or the discharge of his functions.

          In addition, the Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Under Delaware law, the Fund is entitled to indemnify and hold harmless any Trustee or other person from and against any and all claims and demands whatsoever. Indemnification may be against judgments, penalties, fines, compromises and reasonable accountants' and counsel fees actually incurred by the Trustee or officer in connection with the proceeding.

          In  the  view  of the  staff  of the  Commission,  an  indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

          The indemnification rights provided or authorized by the Agreement and Declaration of Trust or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Trustees and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Agreement and Declaration of Trust and applicable law.



         THE ADVISOR, ADMINISTRATOR AND TRANSFER AGENT

Advisor


          Evergreen Investment Management Company, LLC (previously defined as the "Advisor"), a wholly owned subsidiary of Wachovia Bank, N.A., is the investment adviser to the Fund. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation. As of March 31, 2003, the Advisor had more than $229 billion in assets under management, including more than $93 billion in fixed income assets. Among these fixed income assets under management were almost $4 billion in high yield assets, more than $15 billion in adjustable rate assets and more than $8 billion in international bond assets. The Advisor has a 70-year history of money management and is the 12th largest mutual fund company in the United States. The Advisor employs over 350 investment professionals and has more than 4 million individual and institutional clients.


          The Advisor is a Delaware limited liability company. The Advisor is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and Trustees is 200 Berkeley Street, Boston, Massachusetts 02116-5034. Subject to the authority of the Board of Trustees, the Advisor is responsible for overall management of the Fund's business affairs.


          Day-to-day management of the portion of the Fund's portfolio that is described as the U.S. high yield debt securities portion in the prospectus under "Investment Objective and Principal Investment Strategies - Principal Investment Strategies- U.S. High Yield Debt Securities" above is the responsibility of a team of portfolio management professionals from the Advisor's High Yield Bond team, which includes specialized industry analysts responsible for various sectors. The team is led by Prescott Crocker, CFA, who has more than 25 years of fixed income investment experience. Mr. Crocker has been a managing director and senior portfolio manager with the Advisor since 1997. Among the portfolios the team manages is the open-end Evergreen High Yield Bond Fund and the closed-end Evergreen Income Advantage Fund. Together the team managed almost $4 billion in high yield securities as of March 31, 2003. To help manage risk, the team focuses on higher-quality high yield corporate debt securities and seeks companies with improving operating profiles and strong balance sheets.

          Day-to-day management of the portion of the Fund's portfolio that is described as the adjustable rate portion in the prospectus under "Investment Objectives and Principal Investment Strategies - Principal
     Investment Strategies - Adjustable Rate Securities" above is the responsibility of a team of portfolio management professionals from the
     Advisor's Customized Fixed Income team. The team is led by Lisa Brown Premo, who has more than 19 years of investment experience. Ms. Brown Premo has been with the Advisor since 1986 and currently serves as a managing director and senior portfolio manager. She serves as Group Manager for mortgage-backed securities and structured products. Together the team managed almost $15 billion in assets under management as of March 31, 2003. The team focuses on high-quality securities that may enhance price stability by quickly absorbing changes in interest rates.

          Day-to-day management of the portion of the Fund's portfolio that is described as the foreign debt securities portion in the prospectus under "Investment Objectives and Principal Investment Strategies - Principal
     Investment Strategies - Foreign Debt Securities" above is the responsibility of a team of portfolio management professionals of the Sub-Advisor. The Sub-Advisor managed approximately $8 billion in assets, which includes one of the Evergreen Funds, as of March 31, 2003. The team is led by George McNeill, who has more than 40 years of investment experience, working exclusively in fixed income markets since 1977. Mr. McNeill joined the Sub-Advisor in 1990 and currently serves as a managing director. The team emphasizes strict quantitative disciplines and continual risk monitoring.


Investment Management Contract


          The Board of Trustees, including a majority of the Disinterested Trustees, has the responsibility under the 1940 Act to approve the Fund's management contract for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters. The Fund's Board of Trustees, including the Disinterested Trustees, approved the management contract for an initial two-year term on April 25, 2003. In approving the management contract, the Trustees reviewed materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Advisor to the Fund, (3) the costs of providing services to the Fund, and (4) the anticipated profitability of the Fund to the Advisor. In particular, the Trustees considered the outstanding performance achieved over the one-, three-, and five-year periods ended February 28, 2003 by the Advisor's portfolio management teams responsible for managing high-yield bond and adjustable rate mortgage-backed security portfolios for open-end funds. The Trustees also noted that the proposed management fee was competitive with (and generally lower than) those of other comparable leveraged closed-end funds. Prior to the commencement of the Fund's operations, the management contract will also be considered for approval by the Fund's sole shareholder.


          The management contract will continue in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities (as provided in the 1940 Act). In either case, the terms of the management contract and continuance thereof must be approved by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The management contract may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding voting securities of the Fund or by the Advisor by either party to the other. The management contract will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

          Under the management contract, and subject to the supervision of the Fund's Board of Trustees, the Advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Advisor pays for all of the expenses incurred in connection with the provision of its services.

          Pursuant to the management contract, the Advisor may enter into an agreement to retain, at its own expense, a firm or firms to provide the Fund with all of the services to be provided by the Advisor under the management contract, provided such agreement is approved as required by law.

          The management contract further provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such contract, except a loss resulting from the Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such contract.


          The management contract provides that the Fund shall pay to the Advisor a fee for its services which is equal to the annual rate of 0.55% of the Fund's average weekly Total Assets. The advisory fee will be payable monthly.


Sub-Advisor


          As authorized by the Advisory Agreement, First International Advisors, LLC, d/b/a Evergreen International Advisors (previously defined as the "Sub-Advisor") has been assigned responsibility for providing day-to-day investment management services to the portion of the Fund's assets that are invested in foreign debt securities, subject to the supervision of the Advisor. The Sub-Advisor is located at Centurion House, 24 Monument Street, London, England, U.K. EC3R 8AQ. The Sub-Advisor, an affiliate of the Advisor, is a wholly-owned subsidiary of Wachovia Corporation.


Investment Sub-Advisory Agreement


          The Sub-Advisor provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between the Advisor and the
     Sub-Advisor   dated  as  of   April, 25, 2003  (the   "Sub-Advisory
     Agreement"). In consideration of the services provided by the Sub-Advisor, the Advisor pays a monthly fee to the Sub-Advisor equal to 0.05% of the Fund's Total Assets.

          The Sub-Advisory Agreement was approved by the Board of Trustees (including a majority of the Disinterested Trustees) on April 25, 2003. In approving the Sub-Advisory Agreement, the Trustees considered the nature and quality of the services to be provided by the Sub-Advisor. In particular, the Trustees noted that the Sub-Advisor's portfolio management team had achieved well-above average performance for the one-, three-, and five-year periods ended February 28, 2003 in managing an international fixed-income security portfolio for an open-end fund. The Trustees also considered the fact that the Sub-Advisor's fee would be paid by the Advisor. The Sub-Advisory Agreement will be approved by the Fund's sole shareholder before the Fund commences operations.

          The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Disinterested Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund; by the Advisor; or by the Sub-Advisor. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.


          Under the Sub-Advisory Agreement, the Advisor will indemnify, defend and hold harmless the Sub-Advisor and its officers, directors, shareholders and employees from and against any and all claims, liabilities, actions, judgments, causes of action, fines, assessments, penalties, costs and expenses (including, but not limited to, reasonable attorneys' fees, court costs, the costs associated with investigating any claims and any agreed upon amount paid in settlement) arising out of, relating to or otherwise in connection with the Sub-Advisory Agreement or the services provided by the Sub-Advisor thereunder or otherwise relating to the Advisor or the Fund, their operations or investors in the Fund, except where a court of competent jurisdiction has finally determined (excluding any appeal of such decision unless such decision is stayed pending such appeal) that the claim, liability, action, judgment, cause of action, fine, assessment, penalty, costs or expenses arose directly out of the gross negligence or willful misconduct of the Sub-Advisor in rendering its services under this Agreement.

Administrator


          Evergreen Investment Services, Inc. ("EIS"), serves as administrator, subject to the supervision and control of the Fund's Board of Trustees. EIS provides the Fund with administrative office facilities, equipment and personnel. For these services, the Fund will pay a monthly fee at an annual rate of 0.05% of its Total Assets.


Transfer Agent


          EquiServe Trust Company, N.A. ("EquiServe") has entered into a transfer agency and service agreement with the Fund pursuant to which, among other services, EquiServe provides certain transfer agency services to the Fund. The transfer agency and service agreement may be terminated by the Fund or EquiServe (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.


Code of Ethics


          The Fund, Advisor and the Sub-Advisor have each adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes of the Fund, Advisor and Sub-Advisor are on public file with, and available from, the Commission.


          The codes of ethics may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Potential Conflicts of Interest

          The Fund is managed by the Advisor and its affiliate, the Sub-Advisor, which both also serve as investment adviser and investment sub-adviser, respectively, to other Evergreen funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Evergreen funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

          It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Evergreen funds or a private account managed by the Advisor or Sub-Advisor seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisor or Sub-Advisor decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Evergreen funds may have the same or similar investment objective and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.



                                 PORTFOLIO TRANSACTIONS

          All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Advisor and the Sub-Advisor pursuant to authority contained in the Fund's management contract. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. The Advisor and the Sub-Advisor normally seek to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. The Advisor and the Sub-Advisor seek to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, the Advisor and the Sub-Advisor considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

          The Advisor and the Sub-Advisor may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by the Advisor or Sub-Advisor. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if the Advisor or the Sub-Advisor determine in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor and the Sub-Advisor maintain a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by the Advisor or the Sub-Advisor are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. The Advisor and the Sub-Advisor believe that no exact dollar value can be calculated for such services.

          The research received from broker-dealers may be useful to the Advisor and the Sub-Advisor in rendering investment management services to the Fund as well as other investment companies or other accounts managed by the Advisor and the Sub-Advisor, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Advisor and the Sub-Advisor in carrying out their respective obligations to the Fund. The receipt of such research has not reduced the Advisor's or Sub-Advisor's normal independent research activities; however, it enables the Advisor and the Sub-Adviser to avoid the additional expenses which might otherwise be incurred if either of them were to attempt to develop comparable information through their own staff.

          In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies managed by the Advisor or the Sub-Advisor. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. The Evergreen funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

          The Board of Trustees will periodically review the Advisor's and the Sub-Advisor's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.



                                     REPURCHASE OF COMMON SHARES

          The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund that invest predominantly in high yield securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

          At any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

          Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

          Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of  shareholders  who receive  dividends  from the
     Fund) or as a registered  closed-end investment company under the 1940 Act;
     (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

          The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

          In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

          Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.



                                   U.S. FEDERAL INCOME TAX MATTERS

          The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

          The Fund intends to elect be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

          If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will generally be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax. In addition, in such cases, any distributions out of earnings (including net capital gain) would be taxed as ordinary income and it may be difficult for the Fund to requalify under Subchapter M.

          Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to entirely avoid this tax.


          Commencing within approximately 90 days from the date of this statement of additional information, the Fund intends to declare a dividend from all or a portion of its net investment income monthly. The Fund intends to distribute any net short- and long-term capital gains at least annually. The Fund intends to seek an exemptive order from the Commission that would allow it to distribute capital gains monthly to further allow it to maintain a stable level of distributions to shareholders. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.


          Unless a shareholder is ineligible to participate or elects otherwise, cash distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the "Plan"). For U.S. federal income tax purposes, such distributions generally are taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, assuming there are sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and designated dividends from net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of the shares as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

          If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, (iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid.

          Any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

          If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund may not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

          The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

          If the Fund utilizes leverage through borrowing, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from distributing at least 90% of its net income as is required under the Code and therefore might jeopardize the Fund's reduction or exemption from corporate taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.


          If the Fund invests in certain pay-in-kind securities, zero coupon securities, certain preferred shares, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


          At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

          Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.


          The Fund's transactions in foreign currencies, foreign currency denominated debt securities and certain foreign currency options and contracts may give rise to ordinary income or loss to the extent the income or loss results from fluctuations in the value of the relevant foreign currency.

          Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. As noted above, certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

          The Fund may invest in REMICs and in REITs that hold residual interests in REMICs. Under Treasury regulations, a portion of the Fund's income from a REIT that is attributable to a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. In addition, such regulations provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.


          The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends-received deduction subject to certain holding period requirements and limitations on debt financings under the Code, only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations and certain other requirements are satisfied. The Fund is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the Fund's distributions, from the dividends attributable to such stocks, may qualify for the dividends-received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

          The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including dividends qualifying for the corporate dividends-received deduction (if any) and net capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends qualifying for the corporate dividends-received deduction (if any), income not qualifying for the dividends-received deduction and net capital gains in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law.


          Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions and treaties may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.


          Federal law requires that the Fund withhold (as "backup withholding") tax at a rate of 30% for 2003 on reportable payments, including dividends and capital gain distributions paid to certain shareholders who have not complied with IRS regulations. Corporations are generally exempt from backup withholding. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.


          The Bush Administration has announced a proposal to eliminate the tax on the receipt of certain dividends. In addition, several alternative proposals regarding the taxation of dividends and capital gains are being considered by Congress. It is uncertain if, and in what form, these proposals will ultimately be adopted. Accordingly, it is not possible to evaluate how these proposals might affect the tax discussion herein.

          Under  recently  promulgated  Treasury  regulations,  if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but under current guidance shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


          The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a U.S. withholding tax on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on any specific questions as to U.S. federal, foreign, state, local and other applicable tax laws.



                        PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

Performance-Related Information

          The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other similar closed-end funds as categorized by Lipper, Inc. (Lipper), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

          From time to time, the Fund and/or the Advisor may report to shareholders or to the public in advertisements concerning the Advisor's performance as an advisor to Evergreen mutual funds and clients other than the Fund, or on the comparative performance or standing of the Advisor in relation to other money managers. The Advisor may also provide to current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the Fund or for other Evergreen mutual funds or accounts managed by the Advisor may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or the Advisor, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. The Advisor may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

          Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

The Advisor

          From time to time, the Advisor or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding the Advisor including, without limitation, information regarding the Advisor's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of the Advisor's overall investment management performance contained in third-party reports or publications.

          Advertisements for the Fund may make reference to certain other open- or closed-end investment companies managed by Evergreen.

          The Advisor may present an investment allocation model demonstrating the Fund's weightings in investment types, sectors or rating categories such as U.S. high yield, emerging markets or investment grade securities. The model allocations are representative of the Fund's investment strategy, the Advisor's analysis of the market for high yield securities as of the date of the model and certain factors that may alter the allocation percentages include global economic conditions, individual company fundamentals or changes in market valuations. Such models may also indicate an expected or targeted weighted average rating of the Fund's portfolio.

Comparative Information

          From time to time, the Fund's advertisements or information furnished to present or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments. For instance, such advertisements may refer to the spread in corporate bond yield and government bond yield, or the yield of other types of investments. For purposes of advertisements or related materials, yields and returns may be measured by various indices such as the Lehman Municipal Bond Index, the Merrill Lynch Global Bond Index, the Merrill Lynch Government Master Index, the Merrill Lynch Mortgage Master Index or other such indices. Advertisements and related materials may also note the Advisor's belief that yields on short-term, intermediate- and long-term bonds offer attractive current yields and set forth yields on other investments, including without limitation, 3-month T-Bills, 10-year Treasury bonds and 30-year Treasury bonds.


          The Fund's advertising materials may also compare the performance of investment companies with differing investment styles, objectives or portfolio securities. Returns for investment companies that invest primarily in bonds may be compared with the returns of investment companies that invest primarily in equities. Such material may also assert that, in an uncertain equity environment, bonds can provide an attractive alternative to equity investments. The Fund's advertising materials may also include comparative graphics, for example:

          The Fund seeks attractive yield potential while maintaining a low correlation with 10-year Treasuries, which historically have moved with interest rates. Interest rates are currently at 40-year lows.

                          HISTORICAL INTEREST RATES FOR 10-YEAR TREASURIES*

                     DATE                                             VALUE(%)
                     ====                                             =====
                  04-01-1963                                          3.97
                  ==========                                          ====
                  05-01-1963                                          3.93
                  ==========                                          ====
                  06-01-1963                                          3.99
                  ==========                                          ====
                  07-01-1963                                          4.02
                  ==========                                          ====
                  08-01-1963                                          4.00
                  ==========                                          ====
                  09-01-1963                                          4.08
                  ==========                                          ====
                  10-01-1963                                          4.11
                  ==========                                          ====
                  11-01-1963                                          4.12
                  ==========                                          ====
                  12-01-1963                                          4.13
                  ==========                                          ====
                  01-01-1964                                          4.17
                  ==========                                          ====
                  02-01-1964                                          4.15
                  ==========                                          ====
                  03-01-1964                                          4.22
                  ==========                                          ====
                  04-01-1964                                          4.23
                  ==========                                          ====
                  05-01-1964                                          4.20
                  ==========                                          ====
                  06-01-1964                                          4.17
                  ==========                                          ====
                  07-01-1964                                          4.19
                  ==========                                          ====
                  08-01-1964                                          4.19
                  ==========                                          ====
                  09-01-1964                                          4.20
                  ==========                                          ====
                  10-01-1964                                          4.19
                  ==========                                          ====
                  11-01-1964                                          4.15
                  ==========                                          ====
                  12-01-1964                                          4.18
                  ==========                                          ====
                  01-01-1965                                          4.19
                  ==========                                          ====
                  02-01-1965                                          4.21
                  ==========                                          ====
                  03-01-1965                                          4.21
                  ==========                                          ====
                  04-01-1965                                          4.20
                  ==========                                          ====
                  05-01-1965                                          4.21
                  ==========                                          ====
                  06-01-1965                                          4.21
                  ==========                                          ====
                  07-01-1965                                          4.20
                  ==========                                          ====
                  08-01-1965                                          4.25
                  ==========                                          ====
                  09-01-1965                                          4.29
                  ==========                                          ====
                  10-01-1965                                          4.35
                  ==========                                          ====
                  11-01-1965                                          4.45
                  ==========                                          ====
                  12-01-1965                                          4.62
                  ==========                                          ====
                  01-01-1966                                          4.61
                  ==========                                          ====
                  02-01-1966                                          4.83
                  ==========                                          ====
                  03-01-1966                                          4.87
                  ==========                                          ====
                  04-01-1966                                          4.75
                  ==========                                          ====
                  05-01-1966                                          4.78
                  ==========                                          ====
                  06-01-1966                                          4.81
                  ==========                                          ====
                  07-01-1966                                          5.02
                  ==========                                          ====
                  08-01-1966                                          5.22
                  ==========                                          ====
                  09-01-1966                                          5.18
                  ==========                                          ====
                  10-01-1966                                          5.01
                  ==========                                          ====
                  11-01-1966                                          5.16
                  ==========                                          ====
                  12-01-1966                                          4.84
                  ==========                                          ====
                  01-01-1967                                          4.58
                  ==========                                          ====
                  02-01-1967                                          4.63
                  ==========                                          ====
                  03-01-1967                                          4.54
                  ==========                                          ====
                  04-01-1967                                          4.59
                  ==========                                          ====
                  05-01-1967                                          4.85
                  ==========                                          ====
                  06-01-1967                                          5.02
                  ==========                                          ====
                  07-01-1967                                          5.16
                  ==========                                          ====
                  08-01-1967                                          5.28
                  ==========                                          ====
                  09-01-1967                                          5.30
                  ==========                                          ====
                  10-01-1967                                          5.48
                  ==========                                          ====
                  11-01-1967                                          5.75
                  ==========                                          ====
                  12-01-1967                                          5.70
                  ==========                                          ====
                  01-01-1968                                          5.53
                  ==========                                          ====
                  02-01-1968                                          5.56
                  ==========                                          ====
                  03-01-1968                                          5.74
                  ==========                                          ====
                  04-01-1968                                          5.64
                  ==========                                          ====
                  05-01-1968                                          5.87
                  ==========                                          ====
                  06-01-1968                                          5.72
                  ==========                                          ====
                  07-01-1968                                          5.50
                  ==========                                          ====
                  08-01-1968                                          5.42
                  ==========                                          ====
                  09-01-1968                                          5.46
                  ==========                                          ====
                  10-01-1968                                          5.58
                  ==========                                          ====
                  11-01-1968                                          5.70
                  ==========                                          ====
                  12-01-1968                                          6.03
                  ==========                                          ====
                  01-01-1969                                          6.04
                  ==========                                          ====
                  02-01-1969                                          6.19
                  ==========                                          ====
                  03-01-1969                                          6.30
                  ==========                                          ====
                  04-01-1969                                          6.17
                  ==========                                          ====
                  05-01-1969                                          6.32
                  ==========                                          ====
                  06-01-1969                                          6.57
                  ==========                                          ====
                  07-01-1969                                          6.72
                  ==========                                          ====
                  08-01-1969                                          6.69
                  ==========                                          ====
                  09-01-1969                                          7.16
                  ==========                                          ====
                  10-01-1969                                          7.10
                  ==========                                          ====
                  11-01-1969                                          7.14
                  ==========                                          ====
                  12-01-1969                                          7.65
                  ==========                                          ====
                  01-01-1970                                          7.79
                  ==========                                          ====
                  02-01-1970                                          7.24
                  ==========                                          ====
                  03-01-1970                                          7.07
                  ==========                                          ====
                  04-01-1970                                          7.39
                  ==========                                          ====
                  05-01-1970                                          7.91
                  ==========                                          ====
                  06-01-1970                                          7.84
                  ==========                                          ====
                  07-01-1970                                          7.46
                  ==========                                          ====
                  08-01-1970                                          7.53
                  ==========                                          ====
                  09-01-1970                                          7.39
                  ==========                                          ====
                  10-01-1970                                          7.33
                  ==========                                          ====
                  11-01-1970                                          6.84
                  ==========                                          ====
                  12-01-1970                                          6.39
                  ==========                                          ====
                  01-01-1971                                          6.24
                  ==========                                          ====
                  02-01-1971                                          6.11
                  ==========                                          ====
                  03-01-1971                                          5.70
                  ==========                                          ====
                  04-01-1971                                          5.83
                  ==========                                          ====
                  05-01-1971                                          6.39
                  ==========                                          ====
                  06-01-1971                                          6.52
                  ==========                                          ====
                  07-01-1971                                          6.73
                  ==========                                          ====
                  08-01-1971                                          6.58
                  ==========                                          ====
                  09-01-1971                                          6.14
                  ==========                                          ====
                  10-01-1971                                          5.93
                  ==========                                          ====
                  11-01-1971                                          5.81
                  ==========                                          ====
                  12-01-1971                                          5.93
                  ==========                                          ====
                  01-01-1972                                          5.95
                  ==========                                          ====
                  02-01-1972                                          6.08
                  ==========                                          ====
                  03-01-1972                                          6.07
                  ==========                                          ====
                  04-01-1972                                          6.19
                  ==========                                          ====
                  05-01-1972                                          6.13
                  ==========                                          ====
                  06-01-1972                                          6.11
                  ==========                                          ====
                  07-01-1972                                          6.11
                  ==========                                          ====
                  08-01-1972                                          6.21
                  ==========                                          ====
                  09-01-1972                                          6.55
                  ==========                                          ====
                  10-01-1972                                          6.48
                  ==========                                          ====
                  11-01-1972                                          6.28
                  ==========                                          ====
                  12-01-1972                                          6.36
                  ==========                                          ====
                  01-01-1973                                          6.46
                  ==========                                          ====
                  02-01-1973                                          6.64
                  ==========                                          ====
                  03-01-1973                                          6.71
                  ==========                                          ====
                  04-01-1973                                          6.67
                  ==========                                          ====
                  05-01-1973                                          6.85
                  ==========                                          ====
                  06-01-1973                                          6.90
                  ==========                                          ====
                  07-01-1973                                          7.13
                  ==========                                          ====
                  08-01-1973                                          7.40
                  ==========                                          ====
                  09-01-1973                                          7.09
                  ==========                                          ====
                  10-01-1973                                          6.79
                  ==========                                          ====
                  11-01-1973                                          6.73
                  ==========                                          ====
                  12-01-1973                                          6.74
                  ==========                                          ====
                  01-01-1974                                          6.99
                  ==========                                          ====
                  02-01-1974                                          6.96
                  ==========                                          ====
                  03-01-1974                                          7.21
                  ==========                                          ====
                  04-01-1974                                          7.51
                  ==========                                          ====
                  05-01-1974                                          7.58
                  ==========                                          ====
                  06-01-1974                                          7.54
                  ==========                                          ====
                  07-01-1974                                          7.81
                  ==========                                          ====
                  08-01-1974                                          8.04
                  ==========                                          ====
                  09-01-1974                                          8.04
                  ==========                                          ====
                  10-01-1974                                          7.90
                  ==========                                          ====
                  11-01-1974                                          7.68
                  ==========                                          ====
                  12-01-1974                                          7.43
                  ==========                                          ====
                  01-01-1975                                          7.50
                  ==========                                          ====
                  02-01-1975                                          7.39
                  ==========                                          ====
                  03-01-1975                                          7.73
                  ==========                                          ====
                  04-01-1975                                          8.23
                  ==========                                          ====
                  05-01-1975                                          8.06
                  ==========                                          ====
                  06-01-1975                                          7.86
                  ==========                                          ====
                  07-01-1975                                          8.06
                  ==========                                          ====
                  08-01-1975                                          8.40
                  ==========                                          ====
                  09-01-1975                                          8.43
                  ==========                                          ====
                  10-01-1975                                          8.14
                  ==========                                          ====
                  11-01-1975                                          8.05
                  ==========                                          ====
                  12-01-1975                                          8.00
                  ==========                                          ====
                  01-01-1976                                          7.74
                  ==========                                          ====
                  02-01-1976                                          7.79
                  ==========                                          ====
                  03-01-1976                                          7.73
                  ==========                                          ====
                  04-01-1976                                          7.56
                  ==========                                          ====
                  05-01-1976                                          7.90
                  ==========                                          ====
                  06-01-1976                                          7.86
                  ==========                                          ====
                  07-01-1976                                          7.83
                  ==========                                          ====
                  08-01-1976                                          7.77
                  ==========                                          ====
                  09-01-1976                                          7.59
                  ==========                                          ====
                  10-01-1976                                          7.41
                  ==========                                          ====
                  11-01-1976                                          7.29
                  ==========                                          ====
                  12-01-1976                                          6.87
                  ==========                                          ====
                  01-01-1977                                          7.21
                  ==========                                          ====
                  02-01-1977                                          7.39
                  ==========                                          ====
                  03-01-1977                                          7.46
                  ==========                                          ====
                  04-01-1977                                          7.37
                  ==========                                          ====
                  05-01-1977                                          7.46
                  ==========                                          ====
                  06-01-1977                                          7.28
                  ==========                                          ====
                  07-01-1977                                          7.33
                  ==========                                          ====
                  08-01-1977                                          7.40
                  ==========                                          ====
                  09-01-1977                                          7.34
                  ==========                                          ====
                  10-01-1977                                          7.52
                  ==========                                          ====
                  11-01-1977                                          7.58
                  ==========                                          ====
                  12-01-1977                                          7.69
                  ==========                                          ====
                  01-01-1978                                          7.96
                  ==========                                          ====
                  02-01-1978                                          8.03
                  ==========                                          ====
                  03-01-1978                                          8.04
                  ==========                                          ====
                  04-01-1978                                          8.15
                  ==========                                          ====
                  05-01-1978                                          8.35
                  ==========                                          ====
                  06-01-1978                                          8.46
                  ==========                                          ====
                  07-01-1978                                          8.64
                  ==========                                          ====
                  08-01-1978                                          8.41
                  ==========                                          ====
                  09-01-1978                                          8.42
                  ==========                                          ====
                  10-01-1978                                          8.64
                  ==========                                          ====
                  11-01-1978                                          8.81
                  ==========                                          ====
                  12-01-1978                                          9.01
                  ==========                                          ====
                  01-01-1979                                          9.10
                  ==========                                          ====
                  02-01-1979                                          9.10
                  ==========                                          ====
                  03-01-1979                                          9.12
                  ==========                                          ====
                  04-01-1979                                          9.18
                  ==========                                          ====
                  05-01-1979                                          9.25
                  ==========                                          ====
                  06-01-1979                                          8.91
                  ==========                                          ====
                  07-01-1979                                          8.95
                  ==========                                          ====
                  08-01-1979                                          9.03
                  ==========                                          ====
                  09-01-1979                                          9.33
                  ==========                                          ====
                  10-01-1979                                          10.30
                  ==========                                          =====
                  11-01-1979                                          10.65
                  ==========                                          =====
                  12-01-1979                                          10.39
                  ==========                                          =====
                  01-01-1980                                          10.80
                  ==========                                          =====
                  02-01-1980                                          12.41
                  ==========                                          =====
                  03-01-1980                                          12.75
                  ==========                                          =====
                  04-01-1980                                          11.47
                  ==========                                          =====
                  05-01-1980                                          10.18
                  ==========                                          =====
                  06-01-1980                                          9.78
                  ==========                                          ====
                  07-01-1980                                          10.25
                  ==========                                          =====
                  08-01-1980                                          11.10
                  ==========                                          =====
                  09-01-1980                                          11.51
                  ==========                                          =====
                  10-01-1980                                          11.75
                  ==========                                          =====
                  11-01-1980                                          12.68
                  ==========                                          =====
                  12-01-1980                                          12.84
                  ==========                                          =====
                  01-01-1981                                          12.57
                  ==========                                          =====
                  02-01-1981                                          13.19
                  ==========                                          =====
                  03-01-1981                                          13.12
                  ==========                                          =====
                  04-01-1981                                          13.68
                  ==========                                          =====
                  05-01-1981                                          14.10
                  ==========                                          =====
                  06-01-1981                                          13.47
                  ==========                                          =====
                  07-01-1981                                          14.28
                  ==========                                          =====
                  08-01-1981                                          14.94
                  ==========                                          =====
                  09-01-1981                                          15.32
                  ==========                                          =====
                  10-01-1981                                          15.15
                  ==========                                          =====
                  11-01-1981                                          13.39
                  ==========                                          =====
                  12-01-1981                                          13.72
                  ==========                                          =====
                  01-01-1982                                          14.59
                  ==========                                          =====
                  02-01-1982                                          14.43
                  ==========                                          =====
                  03-01-1982                                          13.86
                  ==========                                          =====
                  04-01-1982                                          13.87
                  ==========                                          =====
                  05-01-1982                                          13.62
                  ==========                                          =====
                  06-01-1982                                          14.30
                  ==========                                          =====
                  07-01-1982                                          13.95
                  ==========                                          =====
                  08-01-1982                                          13.06
                  ==========                                          =====
                  09-01-1982                                          12.34
                  ==========                                          =====
                  10-01-1982                                          10.91
                  ==========                                          =====
                  11-01-1982                                          10.55
                  ==========                                          =====
                  12-01-1982                                          10.54
                  ==========                                          =====
                  01-01-1983                                          10.46
                  ==========                                          =====
                  02-01-1983                                          10.72
                  ==========                                          =====
                  03-01-1983                                          10.51
                  ==========                                          =====
                  04-01-1983                                          10.40
                  ==========                                          =====
                  05-01-1983                                          10.38
                  ==========                                          =====
                  06-01-1983                                          10.85
                  ==========                                          =====
                  07-01-1983                                          11.38
                  ==========                                          =====
                  08-01-1983                                          11.85
                  ==========                                          =====
                  09-01-1983                                          11.65
                  ==========                                          =====
                  10-01-1983                                          11.54
                  ==========                                          =====
                  11-01-1983                                          11.69
                  ==========                                          =====
                  12-01-1983                                          11.83
                  ==========                                          =====
                  01-01-1984                                          11.67
                  ==========                                          =====
                  02-01-1984                                          11.84
                  ==========                                          =====
                  03-01-1984                                          12.32
                  ==========                                          =====
                  04-01-1984                                          12.63
                  ==========                                          =====
                  05-01-1984                                          13.41
                  ==========                                          =====
                  06-01-1984                                          13.56
                  ==========                                          =====
                  07-01-1984                                          13.36
                  ==========                                          =====
                  08-01-1984                                          12.72
                  ==========                                          =====
                  09-01-1984                                          12.52
                  ==========                                          =====
                  10-01-1984                                          12.16
                  ==========                                          =====
                  11-01-1984                                          11.57
                  ==========                                          =====
                  12-01-1984                                          11.50
                  ==========                                          =====
                  01-01-1985                                          11.38
                  ==========                                          =====
                  02-01-1985                                          11.51
                  ==========                                          =====
                  03-01-1985                                          11.86
                  ==========                                          =====
                  04-01-1985                                          11.43
                  ==========                                          =====
                  05-01-1985                                          10.85
                  ==========                                          =====
                  06-01-1985                                          10.16
                  ==========                                          =====
                  07-01-1985                                          10.31
                  ==========                                          =====
                  08-01-1985                                          10.33
                  ==========                                          =====
                  09-01-1985                                          10.37
                  ==========                                          =====
                  10-01-1985                                          10.24
                  ==========                                          =====
                  11-19-8501                                          9.78
                  ==========                                          ====
                  12-01-1985                                          9.26
                  ==========                                          ====
                  01-01-1986                                          9.19
                  ==========                                          ====
                  02-01-1986                                          8.70
                  ==========                                          ====
                  03-01-1986                                          7.78
                  ==========                                          ====
                  04-01-1986                                          7.30
                  ==========                                          ====
                  05-01-1986                                          7.71
                  ==========                                          ====
                  06-01-1986                                          7.80
                  ==========                                          ====
                  07-01-1986                                          7.30
                  ==========                                          ====
                  08-01-1986                                          7.17
                  ==========                                          ====
                  09-01-1986                                          7.45
                  ==========                                          ====
                  10-01-1986                                          7.43
                  ==========                                          ====
                  11-01-1986                                          7.25
                  ==========                                          ====
                  12-01-1986                                          7.11
                  ==========                                          ====
                  01-01-1987                                          7.08
                  ==========                                          ====
                  02-01-1987                                          7.25
                  ==========                                          ====
                  03-01-1987                                          7.25
                  ==========                                          ====
                  04-01-1987                                          8.02
                  ==========                                          ====
                  05-01-1987                                          8.61
                  ==========                                          ====
                  06-01-1987                                          8.40
                  ==========                                          ====
                  07-01-1987                                          8.45
                  ==========                                          ====
                  08-01-1987                                          8.76
                  ==========                                          ====
                  09-01-1987                                          9.42
                  ==========                                          ====
                  10-01-1987                                          9.52
                  ==========                                          ====
                  11-01-1987                                          8.86
                  ==========                                          ====
                  12-01-1987                                          8.99
                  ==========                                          ====
                  01-01-1988                                          8.67
                  ==========                                          ====
                  02-01-1988                                          8.21
                  ==========                                          ====
                  03-01-1988                                          8.37
                  ==========                                          ====
                  04-01-1988                                          8.72
                  ==========                                          ====
                  05-01-1988                                          9.09
                  ==========                                          ====
                  06-01-1988                                          8.92
                  ==========                                          ====
                  07-01-1988                                          9.06
                  ==========                                          ====
                  08-01-1988                                          9.26
                  ==========                                          ====
                  09-01-1988                                          8.98
                  ==========                                          ====
                  10-01-1988                                          8.80
                  ==========                                          ====
                  11-01-1988                                          8.96
                  ==========                                          ====
                  12-01-1988                                          9.11
                  ==========                                          ====
                  01-01-1989                                          9.09
                  ==========                                          ====
                  02-01-1989                                          9.17
                  ==========                                          ====
                  03-01-1989                                          9.36
                  ==========                                          ====
                  04-01-1989                                          9.18
                  ==========                                          ====
                  05-01-1989                                          8.86
                  ==========                                          ====
                  06-01-1989                                          8.28
                  ==========                                          ====
                  07-01-1989                                          8.02
                  ==========                                          ====
                  08-01-1989                                          8.11
                  ==========                                          ====
                  09-01-1989                                          8.19
                  ==========                                          ====
                  10-01-1989                                          8.01
                  ==========                                          ====
                  11-01-1989                                          7.87
                  ==========                                          ====
                  12-01-1989                                          7.84
                  ==========                                          ====
                  01-01-1990                                          8.21
                  ==========                                          ====
                  02-01-1990                                          8.47
                  ==========                                          ====
                  03-01-1990                                          8.59
                  ==========                                          ====
                  04-01-1990                                          8.79
                  ==========                                          ====
                  05-01-1990                                          8.76
                  ==========                                          ====
                  06-01-1990                                          8.48
                  ==========                                          ====
                  07-01-1990                                          8.47
                  ==========                                          ====
                  08-01-1990                                          8.75
                  ==========                                          ====
                  09-01-1990                                          8.89
                  ==========                                          ====
                  10-01-1990                                          8.72
                  ==========                                          ====
                  11-01-1990                                          8.39
                  ==========                                          ====
                  12-01-1990                                          8.08
                  ==========                                          ====
                  01-01-1991                                          8.09
                  ==========                                          ====
                  02-01-1991                                          7.85
                  ==========                                          ====
                  03-01-1991                                          8.11
                  ==========                                          ====
                  04-01-1991                                          8.04
                  ==========                                          ====
                  05-01-1991                                          8.07
                  ==========                                          ====
                  06-01-1991                                          8.28
                  ==========                                          ====
                  07-01-1991                                          8.27
                  ==========                                          ====
                  08-01-1991                                          7.90
                  ==========                                          ====
                  09-01-1991                                          7.65
                  ==========                                          ====
                  10-01-1991                                          7.53
                  ==========                                          ====
                  11-01-1991                                          7.42
                  ==========                                          ====
                  12-01-1991                                          7.09
                  ==========                                          ====
                  01-01-1992                                          7.03
                  ==========                                          ====
                  02-01-1992                                          7.34
                  ==========                                          ====
                  03-01-1992                                          7.54
                  ==========                                          ====
                  04-01-1992                                          7.48
                  ==========                                          ====
                  05-01-1992                                          7.39
                  ==========                                          ====
                  06-01-1992                                          7.26
                  ==========                                          ====
                  07-01-1992                                          6.84
                  ==========                                          ====
                  08-01-1992                                          6.59
                  ==========                                          ====
                  09-01-1992                                          6.42
                  ==========                                          ====
                  10-01-1992                                          6.59
                  ==========                                          ====
                  11-01-1992                                          6.87
                  ==========                                          ====
                  12-01-1992                                          6.77
                  ==========                                          ====
                  01-01-1993                                          6.60
                  ==========                                          ====
                  02-01-1993                                          6.26
                  ==========                                          ====
                  03-01-1993                                          5.98
                  ==========                                          ====
                  04-01-1993                                          5.97
                  ==========                                          ====
                  05-01-1993                                          6.04
                  ==========                                          ====
                  06-01-1993                                          5.96
                  ==========                                          ====
                  07-01-1993                                          5.81
                  ==========                                          ====
                  08-01-1993                                          5.68
                  ==========                                          ====
                  09-01-1993                                          5.36
                  ==========                                          ====
                  10-01-1993                                          5.33
                  ==========                                          ====
                  11-01-1993                                          5.72
                  ==========                                          ====
                  12-01-1993                                          5.77
                  ==========                                          ====
                  01-01-1994                                          5.75
                  ==========                                          ====
                  02-01-1994                                          5.97
                  ==========                                          ====
                  03-01-1994                                          6.48
                  ==========                                          ====
                  04-01-1994                                          6.97
                  ==========                                          ====
                  05-01-1994                                          7.18
                  ==========                                          ====
                  06-01-1994                                          7.10
                  ==========                                          ====
                  07-01-1994                                          7.30
                  ==========                                          ====
                  08-01-1994                                          7.24
                  ==========                                          ====
                  09-01-1994                                          7.46
                  ==========                                          ====
                  10-01-1994                                          7.74
                  ==========                                          ====
                  11-01-1994                                          7.96
                  ==========                                          ====
                  12-01-1994                                          7.81
                  ==========                                          ====
                  01-01-1995                                          7.78
                  ==========                                          ====
                  02-01-1995                                          7.47
                  ==========                                          ====
                  03-01-1995                                          7.20
                  ==========                                          ====
                  04-01-1995                                          7.06
                  ==========                                          ====
                  05-01-1995                                          6.63
                  ==========                                          ====
                  06-01-1995                                          6.17
                  ==========                                          ====
                  07-01-1995                                          6.28
                  ==========                                          ====
                  08-01-1995                                          6.49
                  ==========                                          ====
                  09-01-1995                                          6.20
                  ==========                                          ====
                  10-01-1995                                          6.04
                  ==========                                          ====
                  11-01-1995                                          5.93
                  ==========                                          ====
                  12-01-1995                                          5.71
                  ==========                                          ====
                  01-01-1996                                          5.65
                  ==========                                          ====
                  02-01-1996                                          5.81
                  ==========                                          ====
                  03-01-1996                                          6.27
                  ==========                                          ====
                  04-01-1996                                          6.51
                  ==========                                          ====
                  05-01-1996                                          6.74
                  ==========                                          ====
                  06-01-1996                                          6.91
                  ==========                                          ====
                  07-01-1996                                          6.87
                  ==========                                          ====
                  08-01-1996                                          6.64
                  ==========                                          ====
                  09-01-1996                                          6.83
                  ==========                                          ====
                  10-01-1996                                          6.53
                  ==========                                          ====
                  11-01-1996                                          6.20
                  ==========                                          ====
                  12-01-1996                                          6.30
                  ==========                                          ====
                  01-01-1997                                          6.58
                  ==========                                          ====
                  02-01-1997                                          6.42
                  ==========                                          ====
                  03-01-1997                                          6.69
                  ==========                                          ====
                  04-01-1997                                          6.89
                  ==========                                          ====
                  05-01-1997                                          6.71
                  ==========                                          ====
                  06-01-1997                                          6.49
                  ==========                                          ====
                  07-01-1997                                          6.22
                  ==========                                          ====
                  08-01-1997                                          6.30
                  ==========                                          ====
                  09-01-1997                                          6.21
                  ==========                                          ====
                  10-01-1997                                          6.03
                  ==========                                          ====
                  11-01-1997                                          5.88
                  ==========                                          ====
                  12-01-1997                                          5.81
                  ==========                                          ====
                  01-01-1998                                          5.54
                  ==========                                          ====
                  02-01-1998                                          5.57
                  ==========                                          ====
                  03-01-1998                                          5.65
                  ==========                                          ====
                  04-01-1998                                          5.64
                  ==========                                          ====
                  05-01-1998                                          5.65
                  ==========                                          ====
                  06-01-1998                                          5.50
                  ==========                                          ====
                  07-01-1998                                          5.46
                  ==========                                          ====
                  08-01-1998                                          5.34
                  ==========                                          ====
                  09-01-1998                                          4.81
                  ==========                                          ====
                  10-01-1998                                          4.53
                  ==========                                          ====
                  11-01-1998                                          4.83
                  ==========                                          ====
                  12-01-1998                                          4.65
                  ==========                                          ====
                  01-01-1999                                          4.72
                  ==========                                          ====
                  02-01-1999                                          5.00
                  ==========                                          ====
                  03-01-1999                                          5.23
                  ==========                                          ====
                  04-01-1999                                          5.18
                  ==========                                          ====
                  05-01-1999                                          5.54
                  ==========                                          ====
                  06-01-1999                                          5.90
                  ==========                                          ====
                  07-01-1999                                          5.79
                  ==========                                          ====
                  08-01-1999                                          5.94
                  ==========                                          ====
                  09-01-1999                                          5.92
                  ==========                                          ====
                  10-01-1999                                          6.11
                  ==========                                          ====
                  11-01-1999                                          6.03
                  ==========                                          ====
                  12-01-1999                                          6.28
                  ==========                                          ====
                  01-01-2000                                          6.66
                  ==========                                          ====
                  02-01-2000                                          6.52
                  ==========                                          ====
                  03-01-2000                                          6.26
                  ==========                                          ====
                  04-01-2000                                          5.99
                  ==========                                          ====
                  05-01-2000                                          6.44
                  ==========                                          ====
                  06-01-2000                                          6.10
                  ==========                                          ====
                  07-01-2000                                          6.05
                  ==========                                          ====
                  08-01-2000                                          5.83
                  ==========                                          ====
                  09-01-2000                                          5.80
                  ==========                                          ====
                  10-01-2000                                          5.74
                  ==========                                          ====
                  11-01-2000                                          5.72
                  ==========                                          ====
                  12-01-2000                                          5.24
                  ==========                                          ====
                  01-01-2001                                          5.16
                  ==========                                          ====
                  02-01-2001                                          5.10
                  ==========                                          ====
                  03-01-2001                                          4.89
                  ==========                                          ====
                  04-01-2001                                          5.14
                  ==========                                          ====
                  05-01-2001                                          5.39
                  ==========                                          ====
                  06-01-2001                                          5.28
                  ==========                                          ====
                  07-01-2001                                          5.24
                  ==========                                          ====
                  08-01-2001                                          4.97
                  ==========                                          ====
                  09-01-2001                                          4.73
                  ==========                                          ====
                  10-01-2001                                          4.57
                  ==========                                          ====
                  11-01-2001                                          4.65
                  ==========                                          ====
                  12-01-2001                                          5.09
                  ==========                                          ====
                  01-01-2002                                          5.04
                  ==========                                          ====
                  02-01-2002                                          4.91
                  ==========                                          ====
                  03-01-2002                                          5.28
                  ==========                                          ====
                  04-01-2002                                          5.21
                  ==========                                          ====
                  05-01-2002                                          5.16
                  ==========                                          ====
                  06-01-2002                                          4.93
                  ==========                                          ====
                  07-01-2002                                          4.65
                  ==========                                          ====
                  08-01-2002                                          4.26
                  ==========                                          ====
                  09-01-2002                                          3.87
                  ==========                                          ====
                  10-01-2002                                          3.94
                  ==========                                          ====
                  11-01-2002                                          4.05
                  ==========                                          ====
                  12-01-2002                                          4.03
                  ==========                                          ====
                  01-01-2003                                          4.05
                  ==========                                          ====
                  02-01-2003                                          3.90
                  ==========                                          ====
                  03-01-2003                                          3.81
                  ==========                                          ====



          *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Source: Board of Governors of the Federal Reserve System. The chart uses the 10-Year U.S. Treasury Constant Maturity Rate as a proxy to illustrate the historical movement of interest rates. Treasuries are U.S. government guaranteed to return interest and principal at maturity. It is not possible to invest directly in an index. This table is not intended to predict the Fund's performance.




The Fund


          The Fund's expected listing of its common shares on the American Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

          The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

Performance Calculations

Average Annual Total Return

          Described below are the total return calculations the Fund may use from time to time in advertisements.

          Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:





         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Yield

          Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

          If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:



         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

          If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

          The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

          The effective yield is based on a compounding of the current yield, according to the following formula:




Tax Equivalent Yield

          If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:



          The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

Non-Standardized Performance

          In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                                            EXPERTS


          The statement of assets and liabilities of the Fund as of May 16, 2003 appearing in this statement of additional information has been audited by KPMG LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, provides accounting and auditing services to the Fund.




                                   ADDITIONAL INFORMATION

          A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

         FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT








                          EVERGREEN MANAGED INCOME FUND

                       Statement of Assets and Liabilities

                                  May 16, 2003

                   (With Independent Auditors' Report Thereon)

                          EVERGREEN MANAGED INCOME FUND
                       Statement of Assets and Liabilities
                                  May 16, 2003








ASSETS

                      Cash                                                                                 $         100,000
                      Deferred offering costs                                                                        600,000

                                                                                                          -------------------

                      Total Assets                                                                         $         700,000

                                                                                                          -------------------


LIABILITIES

                      Payable for offering costs                                                                    600,000

                                                                                                          -------------------


NET ASSETS                                                                                                      $   100,000
==========                                                                                                      ============




Shares Outstanding                                                                                                    5,000

                                                                                                          -------------------


Net asset value                                                                                                       $20.00

                                                                                                          -------------------

     ($100,000/5,000 shares outstanding)


The accompanying notes are an integral part of the financial statement.

                              EVERGREEN MANAGED INCOME FUND

                       Notes to Statement of Assets and Liabilities

                                       May 16, 2003

Note 1 - Organization

     Evergreen Managed Income Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified, management investment company.

     The Fund's investment objective is to seek a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.

Note 2 - Significant Accounting Policies

     (A) Valuation of Cash: Cash is valued at cost, which approximates market value.

     (B) Organization Expenses and Offering Costs: Organization expenses relating to organizing the Fund have been incurred by Evergreen Investment Management Company LLC ("EIMC"). Offering costs are estimated to be approximately $600,000. EIMC has also agreed to pay offering costs (excluding sales charges) that exceed $0.04 per share. Offering costs up to $0.04 per share and sales charges will be borne by the Fund and its shareholders and will be accounted for as a reduction to paid in capital. Based on an estimated expected offering of 15,000,000 shares, all of the offering costs will be borne by the Fund.

     (C) Federal Taxes: The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision will be required.

Note 3 - Investment Adviser and Other Affiliated Transactions

     EIMC serves as investment adviser to the Fund. As compensation for EIMC's services, the Fund will pay EIMC a management fee at an annual rate of 0.55% of the Fund's average daily total assets.

     Evergreen Investment Services, Inc. ("EIS") serves as administrator to the Fund. As administrator, EIS provides the Fund certain administrative and accounting services and is paid an annual fee of 0.05% of the Fund's average daily total assets.

Note 4 - Service Providers

     The Fund has retained State Street Bank and Trust Company as custodian. EquiServe, Inc. will serve as the transfer agent and registrar of the Fund's shares.

Note 5 - Fund Shares

     The Fund has authorized 100 million shares of no par value capital stock of which 5,000 shares were issued and outstanding at May 16, 2003.

                        Independent Auditors' Report



The Board of Trustees and Shareholders
Evergreen Managed Income Fund:

We have audited the accompanying statement of assets and liabilities of Evergreen Managed Income Fund ("the Fund"), as of May 16, 2003. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit of a statement of assets and liabilities includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Evergreen Managed Income Fund as of May 16, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                                    /s/ KPMG LLP

Boston, Massachusetts
May 19, 2003

                          APPENDIX A - DESCRIPTION OF RATINGS

                          CORPORATE AND MUNICIPAL BOND RATINGS

          The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

          If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.


          The principal rating services, commonly used by the Fund and investors generally, are Moody's, Fitch and S&P. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                             OMPARISON OF LONG-TERM BOND RATINGS

     ================== ================ =============== =================================================

     MOODY'S            S&P              FITCH           Credit Quality
     ================== ================ =============== =================================================
     ------------------ ---------------- --------------- -------------------------------------------------

     Aaa                AAA              AAA             Excellent Quality (lowest risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Aa                 AA               AA              Almost Excellent Quality (very low risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     A                  A                A               Good Quality (low risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Baa                BBB              BBB             Satisfactory Quality (some risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Ba                 BB               BB              Questionable Quality (definite risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     B                  B                B               Low Quality (high risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Caa/Ca/C           CCC/CC/C         CCC/CC/C        In or Near Default
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

                        D                DDD/DD/D        In Default
     ================== ================ =============== =================================================


                                           CORPORATE BONDS

                                          LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

     AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

     CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated CC is currently highly vulnerable to nonpayment.

     C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

     On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

     Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

     Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

     AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

     DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

     + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P Corporate Short-Term Obligation Ratings

     A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

     -- On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

     -- Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B   Speculative.   Minimal   capacity  for  timely   payment  of  financial
     commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                         MUNICIPAL BONDS

                                        LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

     AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

     CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated CC is currently highly vulnerable to nonpayment.

     C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

     AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.


     DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

     + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.


SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

     MIG 1 This designation denotes best quality.  There is strong protection by
     established  cash  flows,   superior  liquidity  support,  or  demonstrated
     broad-based access to the market for refinancing.

     MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

     A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated B are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

     SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B   Speculative.   Minimal   capacity  for  timely   payment  of  financial
     commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                           PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS


     (1) FINANCIAL STATEMENTS - The following financial statement has been incorporated by reference into the Registration Statement as described on page 65 of the Statement of Additional Information:

         (i)      Statement of Assets and Liabilities as of May 16, 2003; and


         (ii)    Notes to Financial Statements May 16, 2003.


     Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)      EXHIBITS


---------------------------- ------------------------------------------------------------------------
Exhibit No.                  Description of Exhibits
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(a)(1)                       Second Amended and Restated Certificate of Trust of Evergreen Income
                             Opportunity Fund dated April 24, 2003 is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(a)(2)                       Second Amended and Restated Agreement and Declaration of Trust of
                             Evergreen Managed Income Fund is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(b)                          By-laws are incorporated by reference to the Registrant's
                             Registration Statement on Form N-2 as filed with the Commission on
                             April 16, 2003, Files Nos. 333-104569 and 811-21331 (the "Registration
                             Statement").

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(c)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(d)                          To be filed by Amendment.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(e)                          Terms and Conditions of Automatic Dividend Reinvestment Plan is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(f)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(g)(1)                       Form of Investment Advisory and Management Agreement between
                             Registrant and Evergreen Investment Management Company, LLC is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(g)(2)                       Sub-Advisory Agreement by and between Evergreen Investment Management
                             Company, LLC and First International Advisors, LLC is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(h)                          Form of Purchase Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(i)                          Deferred Compensation Plan is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(j)                          Form of Custodian Agreement by and between Registrant and State Street
                             Bank and Trust Company is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(k)(1)                       Form of Administrative Services Agreement between Registrant and
                             Evergreen Investment Services, Inc. is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(k)(2)                       Form of Transfer Agency and Service Agreement among Registrant,
                             EquiServe Trust Company, N.A. and EquiServe, Inc. is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(l)                          Opinion and consent of counsel to be filed by Amendment.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(m)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(n)                          Consent of KPMG is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(o)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(p)                          Initial Stock Purchase Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(q)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(r)(1)                       Code of Ethics for Evergreen Managed Income Fund to be filed by
                             Amendment.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(r)(2)                       Code of Ethics for Evergreen Investment Management Company, LLC is
                             filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(r)(3)                       Code of Ethics for First International Advisors, LLC is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(s)                          Powers of Attorney are filed herein.

---------------------------- ------------------------------------------------------------------------


ITEM 25.   MARKETING ARRANGEMENTS




         See Exhibit (h) of Item 24(2) of this Registration Statement.


ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration
Statement:


Registration fees                                            $24,270
                                                              ======
National Association of Securities Dealers, Inc. fee         $30,500
                                                              ======
American Stock Exchange listing fee                          $65,000
                                                              ======
Printing (other than stock certificates)                     $50,000
                                                              ======
Accounting fees and expenses                                     $--
                                                                   =
Legal fees and expenses                                     $115,000
                                                             =======
Underwriter expense reimbursement                            $75,000
                                                              ======
Miscellaneous                                                 $5,000
                                                               =====
Engraving and printing certificates                            $4,900
===================================                            ======
Marketing                                                    $230,330
=========                                                    ========
Total                                                       $600,000
                                                             =======



ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.


ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of May 19, 2003)
                                                  ========



TITLE OF CLASS                               NUMBER OF RECORD HOLDERS
--------------                               -------------

Common Shares                                     1
                                              =====



ITEM 29.  INDEMNIFICATION

     Prior to its commencement of operations, Registrant will have obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and ommissions.


     Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Second Amended and Restated Agreement and Declaration of Trust.


     Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Amended and Restated Agreement and Declaration of Trust.




     Provisions  for  the  indemnification  of  the  Registrant's   Advisor  are
contained in the Investment Advisory and Management Agreement.

     Provisions for the indemnification of the Registrant's Sub-Advisor are contained in the Sub-Advisory Agreement.

     The Purchase Agreement filed in response to Item 24 (2)(h) contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.

     Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's Administrator, are contained in the Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc.

     Provisions for the indemnification of EquiServe, Inc., the Registrant's transfer agent, are contained in the Transfer Agency and Service Agreement among Registrant, EquiServe Trust Company, N.A. and EquiServe, Inc.




ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         The Directors and principal executive officers of Wachovia Bank, N.A. are:

         G. Kennedy Thompson        Chairman, Wachovia Corporation and
                                      Wachovia Bank, N.A., Chief Executive
                                      Officer, President and Director, Wachovia
                                      Corporation and Wachovia Bank, N.A.

         Mark C. Treanor            Executive Vice President, Secretary &
                                       General Counsel, Wachovia Corporation;
                                       Secretary and Executive Vice President,
                                       Wachovia Bank, N.A.

         Robert T. Atwood           Executive Vice President and Chief Financial
                                       Officer, Wachovia Corporation; Chief
                                       Financial Officer and Executive Vice
                                       President, Wachovia Bank, N.A.

     All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, Charlotte, NC 28288.

     The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

     The information required by this item with respect to First International Advisors, LLC is incorporated by reference to the Form ADV (File No. 801-42427) of First International Advisors, LLC.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Investment Services, Inc. and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116.

     Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288.

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.


     EquiServe Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010.




ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

     (1) The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)      Not Applicable.

(3)      Not Applicable.

(4)      Not Applicable.

(5)      Registrant hereby undertakes:

     (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant hereby undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts on the 20th day of May, 2003.

                                        EVERGREEN MANAGED INCOME FUND
                                                  ========

                                        By:  /s/ William M. Ennis
                                               William M. Ennis
                                              President
                                              (Chief Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of May, 2003.

         /s/ Michael H. Koonce                              /s/ Carol A. Kosel
         -----------------------------               ---------------------------
          Michael H. Koonce                             Carol A. Kosel
          Secretary                                     Treasurer
                                                        (Principal Financial and
                                                          Accounting Officer)

         /s/ Charles A. Austin, III         /s/ K. Dun Gifford                /s/ William Walt Pettit
         ------------------------------     ------------------------          -----------------------------------
            Charles A. Austin III*             K. Dun Gifford*                William Walt Pettit*
         Trustee                           Trustee                             Trustee

         /s/ Gerald M. McDonnell                     /s/ Russell A. Salton, III MD
         -------------------------------        -------------------------------------
         Gerald M. McDonnell*                        Russell A. Salton, III MD*
         Trustee                                                            Trustee

         /s/ Michael S. Scofield             /s/ David M. Richardson          /s/ Richard K. Wagoner
         ------------------------------     --------------------------------  -------------------------------
          Michael S. Scofield*               David M. Richardson*             Richard K. Wagoner*
         Chairman of the Board               Trustee                               Trustee
         and Trustee

          /s/ Leroy Keith, Jr.              /s/ Richard J. Shima
         ------------------------------     ------------------------------
         Leroy Keith, Jr.*                  Richard J. Shima*
         Trustee                            Trustee



         *By: /s/ Maureen E. Towle
                  ------------------------------
                  Maureen E. Towle
                  Attorney-in-Fact

     *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.


                                                   EXHIBIT INDEX

---------------------------- ------------------------------------------------------------------------
Exhibit No.                  Description of Exhibits
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(a)(1)                       Second Amended and Restated Certificate of Trust of Evergreen Income
                             Opportunity Fund dated April 24, 2003.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(a)(2)                       Second Amended and Restated Agreement and Declaration of Trust of
                             Evergreen Managed Income Fund.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(e)                         Terms and Conditions of Automatic Dividend Reinvestment Plan.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(g)(1)                       Form of Investment Advisory and Management Agreement between
                             Registrant and Evergreen Investment Management Company, LLC.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(g)(2)                       Sub-Advisory Agreement by and between Evergreen Investment Management
                             Company, LLC and First International Advisors, LLC.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(h)                          Form of Purchase Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(i)                          Deferred Compensation Plan.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(j)                          Form of Custodian Agreement by and between Registrant and State Street
                             Bank and Trust Company.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(k)(1)                       Form of Administrative Services Agreement between Registrant and
                             Evergreen Investment Services, Inc.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(k)(2)                       Form of Transfer Agency and Service Agreement among Registrant,
                             EquiServe Trust Company, N.A. and EquiServe, Inc.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(n)                          Consent of KPMG.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(p)                          Initial Stock Purchase Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(r)(2)                       Code of Ethics for Evergreen Investment Management Company, LLC.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(r)(3)                       Code of Ethics for First International Advisors, LLC is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(s)                          Powers of Attorney.

---------------------------- ------------------------------------------------------------------------







